UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant [X] Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Proxy Statement

[X]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

1347 PROPERTY INSURANCE HOLDINGS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2019

1347 PROPERTY INSURANCE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36366	46-1119100
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7861 Woodland Center Blvd., Tampa, FL 33614
(Address of principal executive offices, including Zip Code)

(813) 579-6213

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	PIH	The Nasdaq Stock Market LLC

8.00% Cumulative Preferred Stock, Series A, $25.00 par value per share	PIHPP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement.

Information set forth under Item 2.01 of this Current Report on Form 8-K (this “Current Report”) is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 2, 2019, 1347 Property Insurance Holdings, Inc. (the “Company”) completed the previously announced sale of all of the issued and outstanding equity of three of the Company’s wholly-owned subsidiaries, Maison Insurance Company (“Maison”), Maison Managers Inc. (“MMI”) and ClaimCor, LLC (“ClaimCor” and, together with Maison and MMI, the “Insurance Companies”), to FedNat Holding Company, a Florida corporation (“Purchaser”), pursuant to the terms and conditions of the Equity Purchase Agreement, dated as of February 25, 2019 (the “Purchase Agreement”), by and among the Company and the Insurance Companies, on the one hand, and Purchaser, on the other hand (the “Asset Sale”).

As consideration for the Asset Sale, Purchaser paid the Company $51.0 million, consisting of $25.5 million in cash and $25.5 million in Purchaser’s common stock, or 1,773,102 shares of common stock. The stock consideration was determined by dividing $25.5 million by the weighted average closing price per share of Purchaser’s common stock on the Nasdaq Stock Market during the 20-trading day period immediately preceding December 2, 2019. In addition, upon the closing of the Asset Sale, $18.0 million of outstanding surplus note obligations payable by Maison to the Company, plus all accrued but unpaid interest, was repaid to the Company.

The shares of Purchaser common stock issued to the Company are not registered under the Securities Act of 1933, as amended (the “Securities Act”), and were issued to the Company in reliance on the registration exemption set forth in Section 4(a)(2) of the Securities Act.

The foregoing description of the Purchase Agreement and the transactions contemplated thereby, including the Asset Sale, does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “Commission”) on February 25, 2019, and is incorporated herein by reference.

At the closing of the Asset Sale, the Company and Purchaser entered into certain agreements, including (i) a Registration Rights Agreement, (ii) a Standstill Agreement, (iii) a Reinsurance Capacity Right of First Refusal Agreement (the “Reinsurance Agreement”), (iv) an Investment Advisory Agreement and (v) a Transition Services Agreement.

Registration Rights Agreement

Under the Registration Rights Agreement, Purchaser has granted the Company certain customary registration rights with respect to the shares of Purchaser common stock received by the Company as partial consideration for the Asset Sale. The agreement requires Purchaser to file a registration statement with the Commission as soon as reasonably practicable following the closing of the Asset Sale, but in any event no later than 15 business days thereafter, and to use its best efforts to cause such registration statement to be declared effective by the Commission. The Registration Rights Agreement also grants the Company certain piggyback registration rights. The Company and Purchaser have also agreed to indemnify the other party for certain losses arising from the registration of the securities.

Standstill Agreement

The Standstill Agreement imposes certain limitations and restrictions with respect to the voting securities of Purchaser (including shares of Purchaser common stock) that are owned or held beneficially or of record by the Company. Under the Standstill Agreement, the Company has agreed to vote all of the voting securities of Purchaser beneficially owned by the Company in accordance with the recommendation of the board of directors of Purchaser with respect to any matter that is before the stockholders of Purchaser for a vote by such stockholders. The Standstill Agreement imposes limitations on the sale of voting securities of Purchaser held by the Company and restricts the Company from taking certain actions as a holder of voting securities of Purchaser. The term of the Standstill Agreement is five years.

For insurance regulatory purposes, the Company also plans to waive any rights that it may have to exercise control of Purchaser.

Reinsurance Capacity Right of First Refusal Agreement

The Reinsurance Agreement provides the Company with a right of first refusal to sell reinsurance coverage to the insurance company subsidiaries of Purchaser, providing reinsurance on up to 7.5% of any layer in Purchaser’s catastrophe reinsurance program, subject to the annual reinsurance limit of $15.0 million, on the terms and subject to the conditions set forth in the Reinsurance Agreement. All reinsurance sold by the Company pursuant to the right of first refusal, if any, will be memorialized in an agreement in such form and subject to such terms and conditions as are customary in the property and casualty insurance industry. The Reinsurance Agreement is assignable by the Company subject to conditions set forth in the agreement. The term of the Reinsurance Agreement is five years.

Investment Advisory Agreement

Pursuant to the Investment Advisory Agreement, Fundamental Global Advisors LLC, a wholly-owned subsidiary of the Company (“Advisor”), will provide investment advisory services to Purchaser, including identifying, analyzing and recommending potential investments, advising as to existing investments and investment optimization, recommending investment dispositions, and providing advice regarding macro-economic conditions. In exchange for providing the investment advisory services, Purchaser will pay Advisor an annual fee of $100,000. FGI Funds Management, LLC will serve as the manager to the Advisor. Both Advisor and FGI Funds Management, LLC are affiliates of Fundamental Global Investors, LLC, the Company’s largest stockholder. The term of the Investment Advisory Agreement is five years.

Transition Services Agreement

To facilitate the transition following the Asset Sale, on December 2, 2019, the Company and Purchaser entered into a Transition Services Agreement, pursuant to which the Company will provide certain transition accounting services to Purchaser and the Insurance Companies, as requested, and Purchaser will arrange for certain prior employees of the Company who became employees of the Purchaser in connection with the Asset Sale to provide transition accounting services to the Company, as requested, on the terms and conditions set forth in the Transition Services Agreement.

The foregoing descriptions of the Registration Rights Agreement, the Standstill Agreement, the Reinsurance Agreement, the Investment Advisory Agreement, and the Transition Services Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Registration Rights Agreement, the Standstill Agreement, the Reinsurance Agreement, the Investment Advisory Agreement, and the Transition Services Agreement, which are filed as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, to this Current Report and incorporated herein by reference.

Business Going Forward

Following the closing of the Asset Sale, the Company intends to operate as a diversified holding company of reinsurance and investment management businesses. The Company’s Board of Directors (the “Board”) will continue to evaluate the alternatives for the use of proceeds received from the Asset Sale, which are expected to include using a portion of the cash consideration to conduct the business of its reinsurance subsidiary, PIH Re Ltd., and funding its new growth strategy focused on reinsurance, investment management and new investment opportunities.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignations of Chief Executive Officer and Chief Underwriting Officer; Acceleration of Equity Awards; Bonuses

On December 2, 2019, in connection with the closing of the Asset Sale and pursuant to employment agreements entered into with Purchaser and the resignation agreements described below, Douglas N. Raucy, the Company’s President and Chief Executive Officer, and Dean E. Stroud, the Company’s Vice President and Chief Underwriting Officer, resigned from all positions that they held with the Company and its subsidiaries (other than the Insurance Companies) as of the closing of the Asset Sale, including Mr. Raucy’s position as a director of the Company.

Upon the closing of the Asset Sale, 32,000 and 2,400 unvested restricted stock units held by Messrs. Raucy and Stroud, respectively, vested in full, with each restricted stock unit representing one share of the Company’s common stock. The Compensation and Management Resources Committee (the “Compensation Committee”) of the Board had previously approved the accelerated vesting of the restricted stock units.

Pursuant to Messrs. Raucy’s and Stroud’s resignation agreements, the Company agreed to pay transaction bonuses in the amounts of $162,500 and $105,000 to Mr. Raucy and Mr. Stroud, respectively, promptly following the closing of the Asset Sale.

The foregoing descriptions of Messrs. Raucy’s and Stroud’s resignation agreements do not purport to be complete and are qualified in their entirety by reference to the full text of their resignation agreements, which are filed as Exhibits 10.6 and 10.7, respectively, to this Current Report and incorporated herein by reference.

Executive Officer Appointments and Employment Agreements

On December 2, 2019, the Company entered into employment agreements with John S. Hill, then serving as Vice President, Chief Financial Officer and Secretary of the Company, and Brian D. Bottjer, then serving as Controller of the Company (each, the “Employment Agreement” and collectively, the “Employment Agreements”). Effective December 2, 2019, the Board promoted Mr. Hill to Executive Vice President, Chief Financial Officer and Secretary of the Company, and Mr. Bottjer to Senior Vice President and Controller of the Company, effective immediately.

The Employment Agreements provide for an annual base salary of $250,000 to Mr. Hill and $200,000 to Mr. Bottjer. Commencing with respect to the Company’s 2019 fiscal year, each of Messrs. Hill and Bottjer will be eligible to receive an annual bonus, payable in cash and/or through awards based on the equity in the Company, and subject to the achievement of the performance criteria, as determined by the Compensation Committee. The Company has also agreed to pay Messrs. Hill and Bottjer, within 21 days after the closing of the Asset Sale, a transaction cash bonus of no less than 75 percent of the base salary, and the Compensation Committee approved such transaction cash bonuses in the amounts of $187,500 and $150,000 to Mr. Hill and Mr. Bottjer, respectively, payable following the closing of the Asset Sale. Messrs. Hill and Bottjer will be eligible to participate in the Company’s benefit programs available generally to executive employees of the Company.

In the event Mr. Hill or Mr. Bottjer is terminated by the Company without cause, then the Company will pay Mr. Hill or Mr. Bottjer, as applicable, an amount equal to 12 months of his base salary in effect at the time of the termination or the original base salary set forth in the Employment Agreement, whichever is greater, payable by the Company over a 12-month period in accordance with the Company’s normal payroll practices. If Mr. Hill or Mr. Bottjer is terminated for cause or voluntarily resigns, he will not be entitled to any severance under the Employment Agreement. For purposes of their respective Employment Agreements, “cause” will exist if Mr. Hill or Mr. Bottjer (i) acts dishonestly or engages in willful misconduct, (ii) breaches his fiduciary duties, (iii) intentionally fails to perform duties assigned to him, (iv) is convicted or enters a plea of guilty or nolo contendere with respect to any felony crime involving dishonesty or moral turpitude, and/or (v) breaches his obligations under the Employment Agreement.

The Employment Agreements contain customary non-competition and non-solicitation covenants.

The foregoing descriptions of the Employment Agreements are qualified in their entirety by reference to the full text of the Employment Agreements, copies of which are included as Exhibits 10.8 and 10.9 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 8.01 Other Events.

On December 2, 2019, the Company issued a press release announcing the completion of the sale of the Insurance Companies, a copy of which press release is filed as Exhibit 99.1 to this Current Report.

Forward-Looking Statements

Certain statements made in this Current Report are not based on historical facts, but are forward-looking statements. These statements can be identified by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “can,” “could,” “estimate,” “expect,” “evaluate,” “forecast,” “guidance,” “intend,” “likely,” “may,” “might,” “outlook,” “plan,” “potential,” “predict,” “probable,” “project,” “seek,” “should,” “view,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These statements reflect the Company’s reasonable judgment with respect to future events and are subject to risks and uncertainties that could cause actual results or outcomes to differ materially from those in the forward-looking statements. Such risks and uncertainties include volatility or decline of Purchaser’s common stock received by the Company as consideration in the Asset Sale, limitations on the Company’s ability to sell or otherwise dispose of Purchaser’s common stock, risks of being a minority stockholder of Purchaser, disruptions in the Company’s operations from the Asset Sale that prevent the Company from realizing intended benefits of the Asset Sale, risks associated with the Company’s inability to identify and realize business opportunities, and undertaking of any such new opportunities, following the Asset Sale, risks associated with the Company’s reduced revenue, limited assets with which to generate revenue, and potentially limited business prospects following the Asset Sale, risks associated with the lack of an operating history or established reputation in the reinsurance industry, which may make it difficult for the Company to attract or retain business, risks associated with the Company’s investment and investment management strategy, risks of becoming an investment company, risks of the Company’s inability to satisfy the continued listing standards of the Nasdaq Stock Market following completion of the Asset Sale, as well as the other risks and uncertainties identified in filings by the Company with the Commission, including its proxy statement filed in connection with the special meeting of stockholders for the Asset Sale and periodic reports on Form 10-K and Form 10-Q. Forward-looking statement in this Current Report include, without limitation, certain assumptions described in the pro forma financial statements.

Any forward-looking statement speaks only as of the date of this Current Report and the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new developments or otherwise.

Additional Information

In connection with the 2019 Annual Meeting of Stockholders (the “Annual Meeting”), the Company has filed on October 30, 2019, with the Commission and furnished to the Company’s stockholders a definitive proxy statement and other relevant documents pertaining to the Annual Meeting. Stockholders of the Company are urged to read the definitive proxy statement and other relevant documents carefully and in their entirety because they contain important information pertaining to the Annual Meeting. Stockholders of the Company may obtain the definitive proxy statement and other relevant documents filed with the Commission free of charge at the Commission’s website at www.sec.gov or by directing a request to 1347 Property Insurance Holdings, Inc., 7861 Woodland Center Blvd., Tampa, FL 33614, Attn: John S. Hill.

Participants in the Solicitation

The directors, executive officers and certain other members of management and employees of the Company may be deemed “participants” in the solicitation of proxies from stockholders of the Company in connection with the Annual Meeting. Information regarding the persons who may, under the rules of the Commission, be considered participants in the solicitation of the stockholders of the Company in connection with the Annual Meeting is set forth in the definitive proxy statement and the other relevant documents filed by the Company with the Commission. You can find information about the Company’s executive officers and directors in its definitive proxy statement, Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and in subsequent Section 16 reports.

Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The unaudited pro forma consolidated balance sheet as of September 30, 2019 and unaudited pro forma consolidated statements of income and comprehensive income for the three and nine months ended September 30, 2019 and the year ended December 31, 2018, in each case showing the pro forma effect of the Asset Sale, are furnished in Exhibit 99.2 to this Current Report and incorporated herein by reference.

(d) Exhibits.

Exhibit	Description
10.1	Registration Rights Agreement, dated December 2, 2019, by and between FedNat Holding Company and 1347 Property Insurance Holdings, Inc.
10.2	Standstill Agreement, dated December 2, 2019, by and between FedNat Holding Company and 1347 Property Insurance Holdings, Inc.
10.3	Reinsurance Capacity Right of First Refusal Agreement, dated December 2, 2019, by and between FedNat Holding Company and 1347 Property Insurance Holdings, Inc.
10.4	Investment Advisory Agreement, dated December 2, 2019, by and between Fundamental Global Advisors LLC and FedNat Holding Company.
10.5	Transition Services Agreement, dated December 2, 2019, by and between Fundamental Global Advisors LLC and FedNat Holding Company.
10.6	Agreement Regarding Resignation and Acceleration of Equity Awards, dated December 2, 2019, by and between 1347 Property Insurance Holdings, Inc. and Douglas N. Raucy.
10.7	Agreement Regarding Resignation and Acceleration of Equity Awards, dated December 2, 2019, by and between 1347 Property Insurance Holdings, Inc. and Dean E. Stroud.
10.8	Employment Agreement, dated December 2, 2019, by and between John S. Hill and 1347 Property Insurance Holdings, Inc.
10.9	Employment Agreement, dated December 2, 2019, by and between Brian D. Bottjer and 1347 Property Insurance Holdings, Inc.
99.1	Press Release, dated December 2, 2019, announcing the completion of the Asset Sale.
99.2	Unaudited Pro Forma Financial Information of 1347 Property Insurance Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 2, 2019

1347 PROPERTY INSURANCE HOLDINGS, INC.

By:	/s/ John S. Hill
John S. Hill
Chief Financial Officer

Exhibit 10.1

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (the “Agreement”) is made and entered into as of December 2, 2019 by and between FedNat Holding Company, a Florida corporation (the “Company”), and 1347 Property Insurance Holdings, Inc., a Delaware corporation (“Parent”).

This Agreement is made pursuant to the Equity Purchase Agreement dated as of February 25, 2019 by and between the Company, Parent, Maison Managers, Inc., a Delaware corporation, Maison Insurance Company, a Louisiana corporation, and ClaimCor, LLC, a Florida limited liability company (the “Purchase Agreement”).

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and Parent agree as follows:

1. Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. In addition to the terms defined elsewhere in this Agreement, the following terms shall have the following meanings:

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, Controls, is controlled by or is under common control with such Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Business Day” means a day other than a Saturday or Sunday or other day on which banks located in New York City are authorized or required by law to close.

“Closing Date” has the meaning set forth in the Purchase Agreement.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.01 per share, and any securities into which such shares of voting common stock may hereinafter be reclassified.

“Effective Date” means the date that the Registration Statement filed pursuant to Section 2 is first declared effective by the Commission.

“Effectiveness Deadline” means, with respect to a Registration Statement, the earlier of: (i) the seventy-fifth (75th) day following the Closing Date or (ii) the second (2nd) Trading Day after the date the Company is notified (orally or in writing, whichever is earlier) by the Commission that such Registration Statement will not be “reviewed” or will not be subject to further review; provided, that if the Effectiveness Deadline falls on a Saturday, Sunday or other day that the Commission is closed for business, the Effectiveness Deadline shall be extended to the next Business Day on which the Commission is open for business.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

“Principal Market” means the Trading Market on which the Common Stock is primarily listed on and quoted for trading.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means all of the Shares and any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the Shares, provided that Shares shall cease to be Registrable Securities upon the earliest to occur of the following: (A) a sale pursuant to a Registration Statement or Rule 144 under the Securities Act (in which case, only such security sold shall cease to be a Registrable Security); (B) becoming eligible for sale without time, volume or manner of sale restrictions by Parent under Rule 144 and without current public information pursuant to Rule 144(c)(1); (C) if such Shares have ceased to be outstanding; and (D) the date a Registration Statement becomes effective including such Shares and all such Shares have been disposed by Parent in accordance with such effective Registration Statement. For the avoidance of doubt, the fact that the Registrable Securities may at times cease to be Registrable Securities does not prevent them from again becoming Registrable Securities in the future.

“Registration Statements” means any one or more registration statements of the Company required to be filed pursuant to this Agreement under the Securities Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, amendments and supplements to such Registration Statements, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such Registration Statements.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any successor rule thereto.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any successor rule thereto.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any successor rule thereto.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Shares” means the shares of Common Stock issued to the Parent pursuant to the Purchase Agreement.

“Trading Day” means a day on which the Common Stock is listed or quoted and traded on its Principal Market.

“Trading Market” means whichever of the New York Stock Exchange, the NYSE MKT, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.

2. Registration Request. The Company shall file with the Commission as soon as reasonably practicable after the Closing Date, but in any event no later than fifteen (15) Business Days after the Closing Date, a Registration Statement covering the resale of all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. Each Registration Statement filed hereunder shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on Form S-1 or on another appropriate form in accordance herewith and the Company shall undertake to register the Registrable Securities on Form S-3 as soon as such form is available; provided, that the Company shall use its best efforts to maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the Commission). The Company shall use its best efforts to cause each Registration Statement to be declared effective by the Commission as soon as practicable following the filing thereof, but in any event no later than the Effectiveness Deadline, and shall use its best efforts to keep each Registration Statement continuously effective under the Securities Act until the earlier of (i) such time as all of the Registrable Securities covered by such Registration Statement have been publicly sold by Parent or (ii) the date that all Registrable Securities covered by such Registration Statement may be sold by Parent (A) without volume or manner of sale restrictions under Rule 144 and (B) without the requirement for the Company to be in compliance with the current public information requirement under Rule 144(c)(1) (such period of time, the “Effectiveness Period”). The Company shall request effectiveness of any such Registration Statement as of 5:00 p.m., New York City time, on a Trading Day. The Company shall promptly notify Parent via facsimile or electronic mail of a “.pdf” format data file of the effectiveness of a Registration Statement on the same Trading Day that the Company confirms effectiveness with the Commission, which shall be the date requested for effectiveness of such Registration Statement. The Company shall, by 9:30 a.m., New York City time, on the Trading Day after the effective date of such Registration Statement, file a final Prospectus for a Registration Statement with the Commission, as required by Rule 424(b).

3. Piggyback Registration.

(a) Without prejudice to the rights of Parent under Section 4(o), if at any time when any Registrable Securities are outstanding, there is not an effective Registration Statement covering all of the Registrable Securities and the Company intends to file a Registration Statement covering a primary or secondary offering of any of its equity securities, whether or not the sale for its own account, which is not a registration solely to implement an employee benefit plan pursuant to a registration statement on Form S-8 (or successor form), a registration statement on Form S-4 (or successor form) or a transaction to which Rule 145 or any other similar rule of the Commission is applicable, the Company will promptly (and in any event at least fifteen (15) Business Days before the anticipated filing date) give written notice to Parent of its intention to effect such a registration (which notice shall state the intended method of disposition of such Registrable Securities, the number of securities proposed to be registered, the proposed managing underwriter(s) (if any, and if known) and a good faith estimate by the Company of the proposed minimum offering price of such equity securities). The Company will effect the registration under the Securities Act of all Registrable Securities that Parent requests be included in such registration (a “Piggyback Registration”) by a written notice delivered to the Company within five (5) Business Days after the notice given by the Company in the preceding sentence. Subject to Section 3(b), securities requested to be included in a Company registration pursuant to this Section 3 shall be included by the Company on the same form of Registration Statement as has been selected by the Company for the securities the Company is registering for sale referred to above. Parent shall be permitted to withdraw all or part of the Registrable Securities from the Piggyback Registration at any time at least five (5) Business Days prior to the effective date of the Registration Statement relating to such Piggyback Registration. If the Company elects to terminate any registration filed under this Section 3 prior to the effectiveness of such registration, the Company will have no obligation to register the securities sought to be included by Parent in such registration under this Section 3. There shall be no limit to the number of Piggyback Registrations pursuant to this Section 3(a).

(b) If a Registration Statement under this Section 3 relates to an underwritten offering and the managing underwriter(s) advise(s) the Company that in its or their reasonable opinion the number of securities requested to be included in such offering exceeds the number that can be sold without adversely affecting the marketability of such offering (including an adverse effect on the per share offering price), the Company will include in such registration or Prospectus only such number of securities that in the reasonable opinion of such underwriter(s) can be sold without adversely affecting the marketability of the offering (including an adverse effect on the per share offering price), which securities will be so included in the following order of priority: (i) first, the Common Stock and other securities the Company proposes to sell, (ii) second, the Registrable Securities of Parent to the extent that Parent has requested inclusion of Registrable Securities pursuant to this Section 3, and (iii) third, any other securities of the Company that have been requested to be so included, subject to the terms of this Agreement. The Company shall select the investment banking firm or firms to act as the lead underwriter or underwriters in connection with an underwritten offering made pursuant to this Section 3. Parent may not participate in any underwritten registration under this Section 3 unless Parent (i) agrees to sell the Registrable Securities it desires to have covered by the underwritten offering on the basis provided in any underwriting arrangements in customary form and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required, in customary form, under the terms of such underwriting arrangements.

4. Registration Procedures. In connection with the Company’s registration obligations hereunder:

(a) the Company shall, not less than three (3) Trading Days prior to the filing of a Registration Statement or any related Prospectus or any amendment or supplement thereto (and, promptly upon request of Parent, copies of documents to be incorporated or deemed to be incorporated by reference into such Registration Statement, Prospectus or amendment or supplement thereto), (i) furnish to one counsel designated by Parent (“Parent’s Counsel”), copies of such Registration Statement, Prospectus or amendment or supplement thereto, as proposed to be filed, which documents will be subject to the reasonable review of Parent’s Counsel, and (ii) cause its officers and directors, counsel and independent registered public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of Parent’s Counsel, to conduct a reasonable investigation within the meaning of the Securities Act; provided that all such documents provided prior to filing, and the information contained therein, shall be confidential and may not be disclosed to any third party, nor shall Parent undertake any transactions in the Common Stock after receiving such documents but prior to the filing of such documents. The Company shall not (i) file any Registration Statement, or any such Prospectus, or amendment or supplement thereto containing information to which Parent’s Counsel reasonably objects in good faith and (ii) submit a request for acceleration of the effectiveness of a Registration Statement or any amendment or supplement thereto without the prior approval of Parent, which consent shall not be unreasonably withheld, or delayed or conditioned, provided, that, the Company is notified of such objection in writing no later than two (2) Trading Days after Parent has been so furnished copies of a Registration Statement or any related Prospectus or amendments or supplements thereto.

(b) (i) the Company shall prepare and file with the Commission such amendments, including post-effective amendments and supplements, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement continuously effective as to the applicable Registrable Securities for its Effectiveness Period (except during a Grace Period (as defined below)); (ii) the Company shall cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and, as so supplemented or amended, to be filed pursuant to Rule 424 (except during a Grace Period); (iii) the Company shall respond as promptly as reasonably practicable to any comments received from the Commission with respect to each Registration Statement or any amendment thereto and, as promptly as reasonably possible, provide Parent’s Counsel true and complete copies of all correspondence from and to the Commission relating to such Registration Statement (provided, that the Company shall excise any information contained therein which would constitute material non-public information); and (iv) the Company shall comply in all material respects with the applicable provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Registration Statement until such time as all of such Registrable Securities shall have been disposed of (subject to the terms of this Agreement) in accordance with the intended methods of disposition by Parent as set forth in such Registration Statement as so amended or in such Prospectus as so supplemented; provided, that Parent shall be responsible for the delivery of the Prospectus to the Persons to whom Parent sells any of the Registrable Securities (including in accordance with Rule 172 under the Securities Act), and Parent agrees to dispose of Registrable Securities in compliance with applicable federal and state securities laws. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 4(b)) by reason of the Company filing a report on Form 10-K, Form 10-Q or Form 8-K or any analogous report under the Exchange Act, the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the Commission on the same day on which the Exchange Act report is filed which created the requirement for the Company to amend or supplement such Registration Statement.

(c) the Company shall notify Parent (which notice shall, pursuant to clauses (ii) through (vi) hereof, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made, if applicable) as promptly as reasonably practicable (and, in the case of (i)(A) below, not less than one (1) Trading Day prior to such filing) (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed with the Commission; (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement; and (C) with respect to each Registration Statement or any post-effective amendment, when the same has become effective; (ii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, form of prospectus or supplement thereto, in light of the circumstances under which they were made), not misleading and (vi) of the occurrence or existence of any pending corporate development with respect to the Company that the Company believes may be material and that, in the determination of the Company, makes it not in the best interest of the Company to allow continued availability of a Registration Statement or Prospectus, provided, that any and all of such information shall remain confidential to Parent until such information otherwise becomes public, unless disclosure to Parent is required by law or judicial process; provided, further, that notwithstanding any Parent’s agreement to keep such information confidential, the Company and Parent make no acknowledgement that any such information is material, non-public information.

(d) Notwithstanding anything to the contrary herein, at any time after the Registration Statement has been declared effective by the Commission, the Company may delay the disclosure of material non-public information concerning the Company if the disclosure of such information at the time is not, in the good faith judgment of the Company, in the best interests of the Company. The Company shall be entitled to exercise its right under this Section 4(d) to suspend the availability of a Registration Statement and Prospectus for a period or periods (each, a “Grace Period”) not to exceed sixty (60) calendar days (which need not be consecutive days) in any twelve (12)-month period and any such Grace Period shall not exceed an aggregate of thirty (30) consecutive days and the first day of any such period must be at least five (5) days after the last day of any such prior Grace Period. For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the Parent receives the notice referred to in Section 4(c)(ii) through (vi) and shall end on and include the later of the date Parent receives the notice referred to in this Section 4(d) and the date referred to in such notice. During the Grace Period, the Company shall not be required to maintain the effectiveness of any Registration Statement filed hereunder and, in any event, Parent shall suspend sales of Registrable Securities pursuant to such Registration Statements during the pendency of the Grace Period; provided, the Company shall promptly and in compliance Sections 4(c) and (d) (i) notify Parent in writing of the existence of material non-public information giving rise to a Grace Period or the need to file a post-effective amendment, as applicable, and the date on which such Grace Period will begin, (ii) use its best efforts to terminate a Grace Period as promptly as reasonably practicable provided that such termination is, in the good faith judgment of the Company, in the best interest of the Company, and to ensure that the use of the Prospectus may be resumed as promptly as is practicable, and (iii) notify Parent in writing of the date on which the Grace Period ends. Notwithstanding anything to the contrary, the Company shall cause the Company’s transfer agent to deliver unlegended Shares to a transferee of Parent in connection with any sale of Registrable Securities with respect to which Parent has entered into a contract for sale prior to Parent’s receipt of the notice of a Grace Period and for which Parent has not yet settled.

(e) the Company shall use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as soon as practicable.

(f) the Company shall furnish to Parent, without charge, at least one (1) conformed copy of each Registration Statement and each amendment thereto and all exhibits to the extent requested by Parent (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission; provided, that the Company shall have no obligation to provide any document pursuant to this clause that is available on the Commission’s EDGAR or successor system.

(g) the Company agrees to promptly deliver to Parent, without charge, as many copies of each Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by Parent in connection with the offering and sale of Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

(h) the Company shall, prior to any resale of Registrable Securities by Parent, use its best efforts to register or qualify or cooperate with Parent in connection with the registration or qualification (or exemption from the registration or qualification) of such Registrable Securities for the resale by Parent under the securities or Blue Sky laws of such jurisdictions within the United States as Parent reasonably requests in writing, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by each Registration Statement; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any general tax in any such jurisdiction where it is not then so subject or file a consent to service of process in any such jurisdiction.

(i) the Company shall reasonably cooperate with Parent to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to the Registration Statement, which certificates shall be free, to the extent permitted under applicable law, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as Parent may reasonably request. Certificates for Registrable Securities free from all restrictive legends may be transmitted by the Company’s transfer agent to Parent by crediting the account of Parent’s prime broker with the Depositary Trust Company, if and as directed by Parent.

(j) the Company shall following the occurrence of any event contemplated by Sections 4(c)(ii)-(vi), as promptly as reasonably practicable, as applicable: (i) use its best efforts to prevent the issuance of any stop order or obtain its withdrawal at the earliest possible moment if the stop order have been issued, or (ii) taking into account the Company’s good faith assessment of any adverse consequences to the Company and its shareholders of the premature disclosure of such event, prepare and file a supplement or amendment, including a post-effective amendment, to the affected Registration Statements or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, no Registration Statement nor any Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, form of prospectus or supplement thereto, in light of the circumstances under which they were made), not misleading.

(k) the Company may require Parent to furnish to the Company a certified statement as to (i) the number of securities of the Company beneficially owned by Parent and any Affiliate thereof, (ii) any Financial Industry Regulatory Authority (“FINRA”) affiliations, (iii) any natural persons who have the power to vote or dispose of the Common Stock, and (iv) any other information as may be requested by the Commission, FINRA, any state securities commission or any other government or regulatory body with jurisdiction over the Company or its activities. The Company shall reasonably cooperate with any broker-dealer through which Parent proposes to resell its Registrable Securities in effecting a filing with the FINRA Corporate Financing Department, as requested by Parent.

(l) if requested by Parent’s Counsel, the Company shall (i) promptly incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as the Company reasonably agrees (upon advice of counsel) is required to be included therein and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as reasonably practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment.

(m) the Company shall use best efforts to cause all Registrable Securities to be listed on each Trading Market on which securities of the same series or class issued by the Company are then listed, or if no such similar securities are then listed, on a Trading Market selected by the Company.

(n) the Company may require Parent to furnish to the Company in writing such information required under the Securities Act in connection with such registration regarding Parent and the distribution of such Registrable Securities as the Company may, from time to time, reasonably request in writing.

(o) the Company shall not file any other registration statements until, or grant registration rights to any Person that can be exercised prior to, the date that all Shares either are registered pursuant to a Registration Statement that is declared effective by the Commission and is effective or may be sold without any restriction or limitation pursuant to Rule 144 and without the requirement to be in compliance with Rule 144(c)(1); provided, that this Section 4(o) shall not prohibit the Company from filing amendments (pre-effective and post-effective) to, or conducting offerings pursuant to, registration statements filed prior to the date of this Agreement; and provided, further, that no such amendment shall increase the number of securities registered on a registration statement.

(p) in no event shall the Company include any securities other than Registrable Securities on any Registration Statement without the prior written consent of Parent.

(q) the Company shall comply with all applicable rules and regulations of the Commission in connection with its obligations under this Agreement.

(r) the Company shall hold in confidence and not make any disclosure of information concerning Parent provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning Parent is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to Parent and allow Parent, at Parent’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

(s) the Company shall use its best efforts to cause the Registrable Securities covered by a Registration Statement to be registered with or approved by such other U.S. state securities regulators as may be necessary to consummate the disposition of such Registrable Securities.

(t) unless required by applicable law, neither the Company nor any subsidiary or Affiliate thereof shall identify Parent as an underwriter in any public disclosure or filing with the Commission or any Trading Market.

(u) within two (2) Business Days after a Registration Statement which covers Registrable Securities is ordered effective by the Commission, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to Parent and Parent’s Counsel) confirmation in writing that such Registration Statement has been declared effective by the Commission.

5. Registration Expenses. All fees and expenses incident to the Company’s performance of or compliance with its obligations under this Agreement (excluding any underwriting discounts and selling commissions, stock transfer taxes and fees of Parent’s Counsel) shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence that are the Company’s responsibility shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with any Trading Market on which the Common Stock is then listed for trading, (B) with respect to compliance with applicable state securities or Blue Sky laws (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as requested by Parent) and (C) if not previously paid by the Company in connection with an issuer filing, with respect to any filing that may be required to be made by any broker through which Parent intends to make sales of Registrable Securities with FINRA pursuant to FINRA Rule 5110, so long as the broker is receiving no more than a customary brokerage commission in connection with such sale), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by Parent), (iii) messenger, telephone and delivery expenses of the Company, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, including the Company’s independent registered public accountants. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder.

6. Indemnification.

(a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify, defend and hold harmless Parent, the officers, directors, agents, general partners, managing members, managers, Affiliates and employees, each Person who controls Parent (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, general partners, managing members, managers, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and investigation and reasonable and documented attorneys’ fees) and expenses (collectively, “Losses”), as incurred, that arise out of or are based upon (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered, or arising out of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, or (ii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities law or any rule or regulation thereunder, in connection with the performance of its obligations under this Agreement, except to the extent, but only to the extent, that (A) such untrue statements, alleged untrue statements, omissions or alleged omissions are based solely upon information regarding Parent furnished in writing to the Company by or on behalf of Parent expressly for use therein, or to the extent that such information relates to Parent or Parent’s proposed method of distribution of Registrable Securities and was reviewed and approved in writing by Parent or Parent’s Counsel expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto, (B) Parent’s failure to deliver or cause to be delivered the Prospectus or any amendment or supplement thereto made available by the Company, or (C) in the case of an occurrence of an event of the type specified in Sections 4(c)(ii)-(vi), related to the use by Parent of an outdated or defective Prospectus after the Company has notified Parent that the Prospectus is outdated or defective and prior to the receipt by Parent of the Advice contemplated and defined in Section 7(e) below, but only if and to the extent that following the receipt of the Advice the misstatement or omission giving rise to such Loss would have been corrected. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party (as defined in Section 6(c)) and shall survive the transfer of the Registrable Securities by Parent. The Company shall notify Parent promptly of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware.

(b) Indemnification by Parent. Parent shall, notwithstanding any termination of this Agreement, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, in each case to the extent and only to the extent, that such Losses arise solely out of or are based solely upon any untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading to the extent, but only to the extent, that such untrue statements or omissions are based solely upon information regarding Parent furnished in writing to the Company by or on behalf of Parent expressly for use therein. In no event shall the liability of Parent hereunder (together with any liability under Section 6(d)) be greater in amount than the dollar amount of the net proceeds received by Parent upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of one (1) counsel reasonably satisfactory to the Indemnified Party and the payment of all reasonable and documented fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such written notice within a reasonable time of commencement of any such Proceeding shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that such failure shall have materially and adversely prejudiced the Indemnifying Party in its ability to defend such Proceeding.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest exists if the same counsel were to represent such Indemnified Party and the Indemnifying Party; provided, that the Indemnifying Party shall not be liable for the fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld, delayed or conditioned. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding, does not involve a finding or admission of wrongdoing by the Indemnified Party or any of its affiliates, does not impose equitable remedies or obligations on the Indemnified Party or any or its affiliates other than solely the payment of money damages for which the Indemnifying Party will pay.

Subject to the terms of this Agreement, all documented fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section 6(c)) shall be paid to the Indemnified Party, as incurred, within ten (10) Business Days after written notice thereof to the Indemnifying Party; provided, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is finally judicially determined to not be entitled to indemnification hereunder.

Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by Parent pursuant to Section 7(j).

(d) Contribution. If a claim for indemnification under Section 6(a) or 6(b) is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in Section 6(a) and 6(b) was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 6(d), Parent shall not be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by Parent from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that Parent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

The indemnity and contribution agreements contained in this Section 6 are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties and are not in diminution or limitation of the indemnification provisions under the Purchase Agreement.

7. Miscellaneous.

(a) Remedies. In the event of a breach by the Company or by Parent of any of their obligations under this Agreement, the Company or Parent, as the case may be, in addition to being entitled to seek to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to seek specific performance of its rights under this Agreement. The Company and Parent agree that monetary damages may not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement.

(b) Rule 144 Requirements. With a view of making available to the Parent the benefits of Rule 144 that may at any time permit Parent to sell securities of the Company to the public without registration, the Company shall make and maintain public information available, as those terms are understood and defined in Rule 144, and shall timely file with the Commission all reports and information required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder and as the Commission may require. The Company shall furnish to Parent promptly upon request a written statement as to its compliance with the reporting requirements of Rule 144 (or any successor exemptive rule), the Securities Act and the Exchange Act (at any time that it is subject to such reporting requirements); a copy of its most recent annual or quarterly report; and such other reports and documents as Parent may reasonably request in availing itself of any rule or regulation of the Commission allowing it to sell any such securities without registration.

(c) Obligations of Parent in a Registration. Parent agrees to timely furnish in writing such information regarding it, the securities sought to be registered and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably be required to effect the registration of such Registrable Securities (the “Requested Information”).

(d) Compliance. Parent covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it (unless an exemption therefrom is available) in connection with sales of Registrable Securities pursuant to the Registration Statement and shall sell the Registrable Securities only in accordance with a method of distribution described in the Registration Statement.

(e) Discontinued Disposition. Parent agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Sections 4(c)(ii)-(vi), Parent will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed. The Company will use its best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable.

(f) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, or waived unless the same shall be in writing and signed by the Company and Parent.

(g) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement.

(h) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. The Company may not assign its rights or obligations hereunder (except by merger or in connection with another entity acquiring all or substantially all of such party’s assets) without the prior written consent of the other party. Parent may assign its rights hereunder as set forth in Section 7(i).

(i) Assignment of Registration Rights. The rights under this Agreement shall be automatically assignable by Parent to any transferee of all or any portion of such Parent’s Registrable Securities if: (i) Parent agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the Securities Act or applicable state securities laws; and (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein.

(j) Execution and Counterparts. This Agreement may be executed in two or more counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature were the original thereof.

(k) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with Section 9.07 of the Purchase Agreement.

(l) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any other remedies provided by law.

(m) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their good faith reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(n) Headings. The headings in this Agreement are for convenience only and shall not limit or otherwise affect the meaning hereof.

(o) Effectiveness; Termination. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than as set forth or referred to herein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be executed and delivered by their duly authorized officers, effective as of the date first set forth on the first page hereof.

COMPANY:

FEDNAT HOLDING COMPANY, a Florida corporation

By:	/s/ Michael Braun
Name:	Michael Braun
Title:	Chief Executive Officer

PARENT:

1347 PROPERTY INSURANCE HOLDINGS, INC., a Delaware corporation

By:	/s/ John S. Hill
Name:	John S. Hill
Title:	Vice President, Chief Financial Officer and Secretary

[End of Agreement.]

Signature Page to Registration Rights Agreement

Exhibit 10.2

STANDSTILL AGREEMENT

THIS Standstill Agreement (this “Agreement”) is made as of December 2, 2019 (the “Effective Date”) by and between FEDNAT HOLDING COMPANY, a Florida corporation (“FedNat”), and 1347 Property Insurance Holdings, Inc., a Delaware corporation (“PIH”). Each of FedNat and PIH are, at times, individually referred to herein as a “Party,” and collectively referred to herein as the “Parties.”

WHEREAS, FedNat, PIH, Maison Managers, Inc., a Delaware corporation (“MM”), Maison Insurance Company, a Louisiana corporation (“MIC”), and ClaimCor, LLC, a Florida limited liability company (“CC” and, together with MM and MIC, each, a “Company” and, collectively, the “Companies”) have entered into an Equity Purchase Agreement dated as of February 25, 2019 (as it may be amended or modified from time to time, the “Purchase Agreement”) pursuant to which FedNat agreed to purchase all of the issued and outstanding capital stock and membership interest, as applicable, of the Companies (the “Acquisition”); and

WHEREAS, pursuant to the Acquisition and as partial consideration therefor, PIH will receive certain shares of FedNat Common Stock (as defined below); and

WHEREAS, in connection with the closing of the transactions contemplated by the Purchase Agreement (collectively, the “Transactions”), PIH agrees to certain matters set forth in this Agreement, all upon the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual covenants, agreements, representations and warranties contained herein, and other good and valuable consideration, the receipt of which is hereby acknowledged, the Parties agree as follows:

1. Definitions. As used in this Agreement, the following terms shall have the indicated meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

(a) “Board” means the Board of Directors of FedNat, as it is constituted from time to time.

(b) “FedNat Common Stock” means the authorized shares of common stock of FedNat, par value of one cent ($0.01) per share.

(c) “Solicitation” has the same meaning as set forth in Rule 14a-1 promulgated under the Exchange Act and shall include, without limitation, any action that causes a Person to become a participant in such a Solicitation within the meaning of Instruction 3 of Item 4 of Schedule 14A promulgated under the Exchange Act.

(d) “Voting Securities” means (i) all shares of FedNat Common Stock, (ii) all other equity securities issued by FedNat pursuant to which the holder thereof has the right to vote on any matter relating to FedNat (whether such right is conveyed by the terms of the securities, by Law, or otherwise), and (iii) all securities and other instruments of any type that are convertible into the securities described in items (i) and (ii) of this Section 1(e), in each case that are owned or held, whether direct or indirectly, and whether beneficially or of record, by PIH at any time, regardless of when they were acquired and regardless of whether they were issued pursuant to the Acquisition.

(e) All other capitalized terms used, but not defined, in this Agreement shall have the meanings ascribed to such terms in the Purchase Agreement.

2. Limitations on PIH’s Actions. Commencing on the Effective Date and continuing for the Term (as defined in Section 8), PIH agrees to vote all of the Voting Securities beneficially owned by each of them in accordance with the recommendation of the Board with respect to any matter that is before the stockholders of FedNat for a vote by such stockholders whenever the Board has made a recommendation to the stockholders regarding such matter (a “Board Recommended Matter”). In addition, commencing on the Effective Date and at all times during the Term, PIH shall not, directly or indirectly, do any of the following:

(a) Acquire, offer, propose to acquire, agree to acquire, purchase, or make a tender or exchange offer to acquire, any Voting Securities (other than a direct issuance of Voting Securities by FedNat that is approved in writing, in advance by FedNat);

(b) Sell, offer, propose to sell, agree to sell, or accept any tender or exchange offer for, in any one (1) transaction or in any series of related transactions, any Voting Securities in excess of: (i) two and one half percent (2.5%) of all Voting Securities that are issued and outstanding at the time of such sale; or (ii) with respect to PIH only, in any three (3) consecutive month period, twenty-five percent (25.0%) of the shares of FedNat Common Stock that were issued to PIH pursuant to the Acquisition;

(c) Engage or participate in any Solicitation of proxies or consents regarding the FedNat Common Stock, make any stockholder proposals at a meeting of FedNat’s stockholders, or induce or attempt to induce any other Person to initiate any stockholder proposals at any meeting of FedNat’s stockholders;

(d) Publicly advise, seek to advise, encourage, seek to encourage, influence or seek to influence any Person with respect to the voting of any shares of FedNat Common Stock held by other stockholders of FedNat;

(e) Take action to nominate or present any Person for election to the Board at any annual meeting of FedNat’s stockholders or any other meeting of FedNat’s stockholders called for the purpose of electing directors;

(f) Seek, propose or make any public statements with respect to any FedNat action requiring approval of FedNat’s stockholders;

(g) Deposit any Voting Securities in any voting trust or subject any Voting Securities to any arrangement or agreement with respect to the voting of any Voting Securities;

(h) Propose, or make any public statement with respect to, any form of business combination, restructuring, recapitalization, dissolution or similar transaction involving FedNat, including, without limitation, a merger, tender or exchange offer, share repurchase or liquidation of FedNat’s assets;

(i) Seek, alone or in concert with others, (i) to call a meeting of stockholders of FedNat; (ii) representation on the Board; (iii) the removal of any FedNat officer and/or director; or (iv) to support financially, or through the giving of services or information, any Person who is suing or contemplating suing FedNat or any of its Affiliates, or is conducting or contemplating a Solicitation in opposition to a proposal by the Board or FedNat’s management; or

(j) Enter into, engage in, encourage or otherwise participate in any transaction designed to circumvent any of the restrictions set forth in this Agreement.

Nothing in this Agreement shall prevent PIH from engaging in private discussions with the Board, management or stockholders of FedNat regarding the FedNat business.

3. Exception. At all times during the Term, PIH shall be permitted (and the provisions of Section 2 shall not apply) to provide information or assistance to any Person in response to a request by a governmental agency with jurisdiction or authority over the Stockholder, a validly issued subpoena or otherwise as required by law; provided, that in each such instance, to the greatest extent permitted by applicable law, PIH shall provide as much advance notice to FedNat of such response as reasonably possible and provide reasonable assistance to FedNat to obtain any protective order sought by FedNat with respect to such response. PIH shall be permitted to file a Statement on Schedule 13G with the SEC disclosing its investment in FedNat Common Stock, describing and filing a copy of this Agreement, if required by applicable law, and otherwise complying with the requirements of such Statement and the rules and regulations of the SEC relating to such Statement.

4. Other Acknowledgements.

(a) PIH understands and agrees that, if it votes its Voting Securities in violation of Section 2 or of this Agreement, then PIH hereby unconditionally and irrevocably instructs FedNat not to record the amount of Voting Securities so voted; and (ii) if all of PIH’s Voting Securities are not voted in favor of any Board Recommended Matter (whether by virtue of a negative vote or abstention), then the number of shares not voted in favor of the Board Recommended Matter shall be automatically voted, and deemed for all purposes to have been voted by PIH in favor of such Board Recommended Matter.

(b) If and to the extent that it is determined that Section 4(a) hereof is unenforceable, then PIH covenants and agrees that PIH will cause all of its Voting Securities to be voted at any meeting of FedNat’s stockholders or at any adjournments or postponements thereof: (i) in favor of each Board Recommended Matter; and (ii) against any stockholder nominations for director.

(c) In the event that the Voting Securities are sold or otherwise transferred in a privately negotiated transaction, the purchaser or transferee shall take the Voting Securities subject to all of the restrictions set forth in this Agreement. PIH agrees to provide FedNat with five (5) Business Days’ prior written notice of any such transaction.

5. Equitable Remedies; Remedies for Certain Breaches.

(a) The Parties acknowledge and agree that money damages would not be a sufficient remedy for any breach or threatened breach of the provisions of Sections 2 or 4 of this Agreement, and that the non-breaching Party shall be entitled to specific performance and injunctive (preliminary or permanent) or other equitable relief as remedies for any breach of any such section. Such remedies shall not be deemed to be the exclusive remedies but shall be in addition to all other remedies available at law or in equity. Each Party waives any requirement for the securing or posting of any bond in connection with any such remedy.

(b) The rights and remedies of the Parties under this Agreement shall be cumulative and concurrent and may be pursued and exercised singularly, successively or concurrently at the sole discretion of the exercising Party and may be exercised as often as such Party shall deem necessary or desirable, and the non-exercise by a Party of any such rights and remedies in any particular instance shall not in any way constitute a waiver or release thereof in that or any subsequent instance.

6. Additional Representations, Warranties, and Covenants. PIH hereby represents, warrants, and covenants to and in favor of FedNat that:

(a) PIH has all requisite capacity, power and authority to enter into and perform PIH’s obligations under this Agreement. No filing with, and no permit, authorization, consent or approval of, any Person is necessary on the part of PIH for the execution, delivery and performance of this Agreement by PIH or the consummation by PIH of the transactions and agreements contemplated hereby.

(b) This Agreement has been duly executed and delivered by PIH and the execution, delivery and performance of this Agreement by PIH and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of PIH.

(c) Assuming the due authorization, execution and delivery of this Agreement by FedNat, this Agreement constitutes the valid and binding agreement of PIH, enforceable against PIH in accordance with its terms.

(d) Except as contemplated by this Agreement, PIH has not been a party to any grant of proxy or power of attorney, deposited any of its Voting Securities into a voting trust or similar arrangement, entered into any Contract with any Person (including, without limitation, any voting agreement or similar arrangement), or otherwise, granted, delegated or otherwise assigned any of its voting power as a holder of Voting Securities, whether directly or indirectly, in any manner that is inconsistent with PIH’s obligations under this Agreement. Neither the execution and delivery of this Agreement by PIH nor the consummation by PIH of the transactions and agreements contemplated hereby or compliance by PIH with any of the provisions hereof shall: (i) conflict with or violate any provision of the organizational documents of PIH; (ii) result in any breach or violation of, or constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of any Lien on any property or asset of PIH pursuant to any Contract to which PIH is a party or by which PIH or any property or asset of PIH is bound or affected; or (iii) violate any law or judgment, order, injunction, ruling or decree of any Governmental Entity applicable to PIH or any of PIH’s properties or assets.

(e) Except for restrictions in favor of FedNat pursuant to this Agreement and in any other agreement entered into by PIH in connection with the Transactions, and except for such transfer restrictions of general applicability as may be provided under the Securities Act and the “blue sky” laws of the various States of the United States, PIH is the sole record and beneficial owner of all of PIH’s Voting Securities, in each case free and clear of Liens, and has the full and exclusive power to vote or direct the vote with respect to the Voting Securities. As used in this Agreement, the terms “beneficial owner,” “beneficially own” and “beneficial ownership” shall have the meaning set forth in Rule 13d-3 promulgated by the SEC under the Exchange Act; provided, that, for purposes of determining whether a Person is a beneficial owner of any Voting Securities, a Person shall be deemed to be the beneficial owner of any Voting Securities which may be acquired by such Person pursuant to any Contract or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise (irrespective of whether the right to acquire such Voting Securities is exercisable immediately or only after the passage of time, including the passage of time in excess of sixty (60) days, the satisfaction of any conditions, the occurrence of any event or any combination of the foregoing).

(f) There is no Action pending or, to the knowledge of PIH, threatened, against or affecting such Party before or by any Governmental Entity, except, as is not, and would not reasonably be, expected, either individually or in the aggregate, to impair the ability of PIH to perform PIH’s obligations hereunder in any respect.

(g) PIH understands and acknowledges that FedNat is entering into the Purchase Agreement in reliance upon PIH’s execution and delivery of this Agreement and the representations, warranties, covenants, and agreements of PIH contained herein.

(h) PIH shall not take any action that would make any representation or warranty of PIH contained herein untrue or incorrect in any material respect, or that would prohibit PIH from performing all of PIH’s covenants and obligations contained herein.

7. No Reliance. Except as expressly set forth in any representation, warranty, or covenant made by a Party in this Agreement, each Party expressly disclaims and shall not be deemed to have made any representation, warranty or covenant, express or implied, to the other Party, in connection with or related to the transactions contemplated by this Agreement.

8. Term. This Agreement shall terminate and shall be of no further force or effect as of the date that is the fifth (5th) anniversary of the Effective Date. Notwithstanding the foregoing, nothing herein shall relieve any party hereto from liability for any breach of this Agreement prior to the expiration of the Term.

9. Miscellaneous.

(a) Expenses. All expenses incurred in connection with this Agreement and the transactions contemplated by this Agreement shall be paid by the Party incurring such expenses.

(b) Notices. All notices, demands and other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given: (i) if personally delivered, on the date of delivery; (ii) if delivered by express courier service of national standing (with charges prepaid), on the Business Day following the date of delivery to such courier service; (iii) if deposited in the United States mail, first class postage prepaid, on the fifth (5th) Business Day following the date of such deposit; or (iv) if delivered by email transmission, on the date of such transmission, provided, that confirmation of such transmission is received within one (1) Business Day. All notices, demands and other communications hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the Party to receive such notice:

If to FedNat, to:

FedNat Holding Company

14050 NW 14th Street, Suite 180

Sunrise, FL 33323

Attention: Michael H. Braun, CEO and President

E-Mail: mbraun@fednat.com

with a copy (which shall not constitute notice) to:

Nelson Mullins Broad and Cassel

2 S. Biscayne Blvd., Suite 2100

Miami, FL 33131

Attention: Nina S. Gordon, Esq.

E-Mail: nina.gordon@nelsonmullins.com

If to PIH, to:

D. Kyle Cerminara

Fundamental Global Investors, LLC

4201 Congress Street, Suite 140

Charlotte, North Carolina 28209

E-Mail: kyle@fundamentalglobal.com

with a copy (which shall not constitute notice) to:

Thompson Hine LLP

3900 Key Center

127 Public Square

Cleveland, OH 44114

Attention: Derek D. Bork, Esq.

E-Mail: derek.bork@thompsonhine.com

(c) Amendments, Waivers, Etc. This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated except by an instrument in writing signed by the Parties.

(d) Successors and Assigns. No Party may assign any of its rights or delegate any of its obligations under this Agreement without the prior written consent of the other Parties. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the Parties and their respective successors and assigns, including without limitation any corporate successor by merger or otherwise.

(e) Third Party Beneficiaries. Nothing expressed or referred to in this Agreement will be construed to give any Person, other than the Parties to this Agreement and their respective successors and permitted assigns, any legal or equitable right, remedy or claim under or with respect to this Agreement or any provision of this Agreement.

(f) No Partnership, Agency, or Joint Venture. This Agreement is intended to create, and creates, a contractual relationship and is not intended to create, and does not create, any agency, partnership, joint venture or any like relationship between the Parties.

(g) Further Assurances; Ownership. From time to time at the request of FedNat, and without further consideration, PIH shall execute and deliver, or cause to be executed and delivered, such additional documents and instruments and take all such further action as may be reasonably necessary or desirable to carry out and fully effectuate the actions required by it under this Agreement.

(i) No Group. Nothing in this Agreement shall be interpreted as creating or forming a “group” with any Person, including FedNat, for purposes of Rule 13d-5(b)(1) of the Exchange Act or any other similar provision of applicable Law or of conferring upon FedNat beneficial ownership of any Voting Securities.

(j) Entire Agreement. This Agreement and the Purchase Agreement collectively embody the entire agreement and understanding among the parties hereto relating to the subject matter hereof and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof.

(k) Severability. The provisions of this Agreement shall be deemed severable, and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any Person or any circumstance, is determined by a court of competent jurisdiction to be invalid or unenforceable, (i) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (ii) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability.

(l) No Waiver. The failure of any Party to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights or any of its rights with respect to any other matter relating to this Agreement.

(m) Governing Law. This Agreement and all Actions (whether at law, in contract or in tort) that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance hereof, shall be governed by and construed in accordance with the laws of the State of Delaware without regard to principles of conflicts of law.

(n) Submission to Jurisdiction. Each Party agrees that it shall bring any Action between the parties arising out of or related to this Agreement or the transactions contained in or contemplated by this Agreement exclusively in the United States District Court for the District of Delaware or another court sitting in the State of Delaware (the “Chosen Courts”), and with respect to any such Action (i) irrevocably submits to the exclusive jurisdiction of the Chosen Courts, (ii) waives any objection to laying venue in any such Action in the Chosen Courts, (iii) waives any objection that the Chosen Courts are an inconvenient forum or do not have jurisdiction over any Party and (iv) agrees that service of process upon such Party in any such Action shall be effective if notice is given in accordance with Section 9(b).

(o) Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) EACH PARTY MAKES THIS WAIVER VOLUNTARILY AND (IV) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9(o).

(p) Construction. The Parties have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provision of this Agreement. Where a reference in this Agreement is made to a Section, schedule, or exhibit, such reference shall be to a Section, schedule, or exhibit to this Agreement unless otherwise indicated. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The word “or” shall be deemed to mean “and/or.” Terms defined in the text of this Agreement as having a particular meaning have such meaning throughout this Agreement, except as otherwise indicated in this Agreement. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. Any statute or Contract defined or referred to herein or in any agreement, instrument, exhibit or schedule that is referred to or defined herein means such statute or Contract as from time to time amended, modified or supplemented, including by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein.

(q) Name, Captions, Gender. Section headings of this Agreement are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

(r) Counterparts. This Agreement and any signed agreement or instrument entered into in connection with this Agreement, and any amendments or waivers hereto or thereto, to the extent signed and delivered by means of a facsimile machine or by e-mail delivery of a “.pdf” format data file, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No Party to any such agreement or instrument shall raise the use of a facsimile machine or e-mail delivery of a “.pdf” format data file to deliver a signature to this Agreement or any amendment or consent hereto or thereto or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or e-mail delivery of a “.pdf” format data file as a defense to the formation of a contract and each Party forever waives any such defense.

[Signatures appear on the following page.]

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be duly executed to be effective as of the Effective Date.

FEDNAT:

FEDNAT HOLDING COMPANY, a Florida corporation

By:	/s/ Michael Braun
Name:	Michael Braun
Title:	Chief Executive Officer

PIH:

1347 Property Insurance Holdings, Inc., a Delaware corporation

By:	/s/ John S. Hill
Name:	John S. Hill
Title:	Vice President, Chief Financial Officer and Secretary

[End of Agreement.]

SIGNATURE PAGE TO STANDSTILL AGREEMENT

Exhibit 10.3

REINSURANCE CAPACITY RIGHT OF FIRST REFUSAL AGREEMENT

THIS Reinsurance Capacity Right of First Refusal Agreement (this “Agreement”), dated December 2, 2019 (the “Effective Date”), is entered into by and between FEDNAT Holding Company, a Florida corporation (“FedNat”), and 1347 Property Insurance Holdings Inc., a company organized and existing under the laws of Delaware (“PIH”). Each of FedNat and PIH are, at times, each individually referred to in this Agreement as a “Party,” and collectively referred to in this Agreement as the “Parties.”

WHEREAS, insurance company subsidiaries of FedNat (each, a “FedNat Insurance Company” and, collectively, the “FedNat Insurance Companies”) may, from time to time, negotiate and procure reinsurance in such amounts and on such terms that the FedNat Insurance Companies deem to be appropriate; and

WHEREAS, on the Effective Date, FedNat is entering into a transaction with PIH, pursuant to which FedNat will acquire one hundred percent (100%) of the issued and outstanding capital stock of three subsidiaries of PIH (the “Acquisition”); and

WHEREAS, after the closing of the Acquisition, PIH may provide reinsurance coverage to insurance providers through its insurance company subsidiaries, and PIH desires to obtain the opportunity to provide reinsurance coverage to the FedNat Insurance Companies pursuant to the terms and conditions set forth in this Agreement; and

WHEREAS, it is a condition precedent to the consummation of the Acquisition for the Parties to enter into this Agreement upon the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the promises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Right of First Refusal.

(a) With respect to each purchase after the Effective Date until the conclusion of the Term (as defined in Section 2) by one or more of the FedNat Insurance Companies of each layer (each, a “Reinsurance Coverage Layer”) of their annual property catastrophe excess of loss reinsurance program (the “CAT Reinsurance Program”), PIH shall have a right of first refusal (each, a “Right of First Refusal”) to sell through any of its insurance company subsidiaries a maximum of seven and one-half percent (7.5%) of annual in force limit of any and each Reinsurance Coverage Layer so purchased by the FedNat Insurance Companies (the “ROFR Reinsurance Maximum”); provided, that in no event shall PIH have the right to exercise a Right of First Refusal such that, immediately after the exercise thereof, PIH and its affiliates collectively would have an annual aggregate in force amount of all reinsurance coverage sold to the FedNat Insurance Companies, in the aggregate, of greater than Fifteen Million and No/100 Dollars ($15,000,000.00) (the “Reinsurance Limit”). Each sale by PIH pursuant to a Right of First Refusal shall be documented under the corresponding Firm Order Terms or Modified Firm Order Terms, as applicable (each as defined below), and subject in every case to: (I) the terms, conditions, and requirements of all applicable regulations, rules, and laws (including, without limitation, the applicable regulations and laws of the State of Florida) (collectively, “Applicable Laws”) (it being acknowledged and agreed that PIH has no right to exercise a Right of First Refusal or to sell reinsurance to any FedNat Insurance Company pursuant to this Agreement if doing so would violate any Applicable Laws); and (II) the other terms and conditions of this Section 1. All reinsurance sold by PIH pursuant to a Right of First Refusal shall be memorialized by an agreement in such form and subject to such terms and conditions as are customary in the property and casualty insurance industry (each, a “Reinsurance Agreement”). If any Reinsurance Agreement is entered into by PIH prior to the conclusion of the Term, but the term of the applicable Reinsurance Agreement (the “Reinsurance Period”) otherwise ends after the conclusion of the Term, then such Reinsurance Agreement shall remain in full force and effect after the Term in accordance with the terms and provisions of the applicable Reinsurance Agreement.

(b) FedNat shall cause the FedNat Insurance Companies, either through one or more reinsurance brokers selected by FedNat (each, a “Broker” and, collectively, the “Brokers”) or directly through a third party reinsurer of FedNat’s choosing, in each case in FedNat’s sole discretion from time to time, to seek written quotes for, and terms and conditions of, each Reinsurance Coverage Layer to be purchased pursuant to the CAT Reinsurance Program in appropriate reinsurance markets and from potentially eligible third party reinsurers (including PIH) for a reasonable period of time, and to concurrently provide all exposure and related information materially relevant and customarily requested for such Reinsurance Coverage Layer to such potential third party reinsurers (including PIH), subject to such third party reinsurers’ (and PIH’s) execution and delivery to FedNat of a Standard Non-Disclosure Agreement. Thereafter, FedNat shall cause the applicable FedNat Insurance Company to determine firm order terms for the Reinsurance Coverage Layer (the “Firm Order Terms”) and communicate those Firm Order Terms to the potential third party reinsurers (including PIH). The final executed terms of the CAT Reinsurance Program for each Reinsurance Coverage Layer entered into by applicable FedNat Insurance Company shall be the same as described in the Firm Order Terms or Modified Firm Order Terms (as defined below), as applicable. PIH shall have a period of three (3) business days after its receipt of Firm Order Terms to elect in writing (in the manner provided in Section 11) to provide all or a portion of the ROFR Reinsurance Maximum with respect to that Reinsurance Coverage Layer at the Firm Order Terms without any additional terms, conditions, or stipulations, but only if the exercise of the Right of First Refusal and the sale of reinsurance pursuant thereto would not cause PIH and its affiliates to collectively exceed the Reinsurance Limit as of the applicable time. For the avoidance of doubt, PIH may exercise the Right of First Refusal for only a portion of a ROFR Reinsurance Maximum applicable to any or each of the Reinsurance Coverage Layer in order to comply with the Reinsurance Limit. Any such election of a Right of First Refusal by PIH shall be irrevocable once it has been made, but shall be subject to the terms of the applicable Reinsurance Agreement as of the applicable time.

(c) To the extent that PIH elects not to provide or participate in a Reinsurance Coverage Layer at the Firm Order Terms, or fails to notify FedNat of its election within the three (3) business day time frame set forth in Section 1(b), then the applicable FedNat Insurance Company shall have the right to accept PIH’s allotment of such Reinsurance Coverage Layer at the Firm Order Terms from any combination of other eligible reinsurers willing to offer coverage at the Firm Order Terms; provided, that in the event that the Firm Order Terms are materially modified with respect to a Reinsurance Coverage Layer (which, for the avoidance of doubt, shall mean any change that materially changes the price or any material coverage terms or conditions of such Firm Order Terms that are more favorable to reinsurance providers) (the “Modified Firm Order Terms”), FedNat shall cause the applicable FedNat Insurance Company to first provide PIH with a new Right of First Refusal with respect to that Reinsurance Coverage Layer at the Modified Firm Order Terms. In such case, PIH shall have two (2) business days following its receipt of the Modified Firm Order Terms to elect in writing (in the manner provided in Section 11) to exercise the Right of First Refusal to provide all or a portion of the ROFR Insurance Maximum for the applicable Reinsurance Coverage Layer on such Modified Firm Order Terms; otherwise, the applicable FedNat Insurance Company shall have the right to accept PIH’s allotment of such Reinsurance Coverage Layer at the Modified Firm Order Terms from any combination of other eligible reinsurers willing to offer coverage at the Modified Firm Order Terms. Notwithstanding any provision of this Agreement to the contrary, in no event shall PIH be eligible to sell reinsurance to any FedNat Insurance Company in excess of the ROFR Reinsurance Maximum with respect to any Reinsurance Coverage Layer, or make any sale that would cause PIH and its affiliates to collectively exceed the Reinsurance Limit.

(d) Upon entry into any Reinsurance Agreement, and as a condition precedent to the exercise of a Right of First Refusal, the applicable PIH insurance company that has entered into any Reinsurance Agreement shall both: (i) be duly licensed and accredited in all applicable jurisdictions to provide all reinsurance coverage that is contemplated by the Reinsurance Agreement; and (ii) either – (A) both maintain an insurer financial strength rating from A.M. Best Company, Inc. of not less than “A-” and be an accredited insurer in Florida such that FedNat can take credit for reinsurance in accordance with all Applicable Laws, or (B) fully collateralize with cash, letters of credit, or appropriate trust agreement equal in value to one hundred percent (100%) of its share of the total limit of each applicable Reinsurance Coverage Layer in a manner acceptable to the applicable FedNat Insurance Company and acceptable to any applicable insurance regulator pursuant to Applicable Laws; provided, that, if PIH utilizes a trust agreement, whether in whole or in part, to satisfy this condition precedent, then – (Y) no more than one trust agreement shall be used by PIH to satisfy this condition with respect to all Insurance Coverage Layers, and (Z) the materials terms and provisions of the Trust that relate to the availability and release of funds to satisfy reinsurance obligations shall be in form and substance reasonably satisfactory to FedNat. The applicable PIH insurance company shall have seventy two (72) hours from such election, or until the effective date of the applicable CAT Reinsurance Program (whichever is sooner), to satisfy the condition set forth in Section 1(d)(ii) and provide reasonable proof thereof to FedNat; otherwise, PIH’s election to exercise the Right of First Refusal shall be deemed by the Parties to be waived and declined with respect to the Reinsurance Coverage Layers in question. Each year during the Term, within a reasonable period of time prior to the implementation of the CAT Reinsurance Program for that year, FedNat may request that PIH reasonably demonstrate to FedNat that either of the conditions listed in subparts (i) and (ii) of this Section 1(d) will be satisfied prior to the effective date of such CAT Reinsurance Program.

(e) PIH’s right to exercise a Right of First Refusal shall exist each time that FedNat or a FedNat Insurance Company desires to purchase Reinsurance Coverage Layers pursuant to the CAT Reinsurance Program during the Term. For the avoidance of doubt, neither FedNat nor any FedNat Insurance Company shall purchase Reinsurance Coverage Layers from any other third party reinsurer unless and until it has complied with the obligations to PIH in this Section 1.

2. Term. Subject to the terms of Section 17 below, PIH shall have a Right of First Refusal with respect to any Reinsurance Coverage Layer purchased by a FedNat Insurance Company pursuant to the CAT Reinsurance Program, pursuant to the terms and conditions set forth in Section 1, for any Reinsurance Period commencing on or after the Effective Date and prior to the fifth (5th) anniversary of the Effective Date (the “Term”) only.

3. Confidential and Proprietary Information. The Parties acknowledge and agree that this Agreement does not constitute a sale, lease, license or other transfer by either Party of any proprietary systems or intellectual property of the other Party. FedNat shall have the right to require, as a condition precedent to providing exposure and related information (including, without limitation, reinsurance submission and modelling data) that is materially relevant and customarily requested for any Reinsurance Layer, to require all third party reinsurers (including PIH) to execute and deliver to FedNat non-disclosure agreements in reasonable form and substance provided by FedNat (with no material deviation with respect to any individual reinsurer or PIH) with respect to such information (a “Standard Non-Disclosure Agreement”).

4. Relationship among the Parties; Enforceability. The terms of this Agreement are not intended to make any of the Parties, or any of their respective subsidiaries or affiliates, a joint employer for any purpose. Each of the Parties agrees that the provisions of this Agreement as a whole are not intended to, and do not, constitute control by one Party of the other Party or any subsidiaries or affiliates of the other Party, or provide a Party with the ability to control the other Party or any subsidiaries or affiliates of the other Party, and each Party expressly disclaims any right or power under this Agreement to exercise any power whatsoever over the management or policies of the other Party or any subsidiaries or affiliates of the other Party. The Parties acknowledge and agree that FedNat and the FedNat Insurance Companies have sole and absolute discretion over whether (a) to purchase reinsurance, and (b) the timing, amount, and types of any reinsurance and Reinsurance Coverage Layers they purchase (subject to the terms of this Agreement). Nothing in this Agreement shall be construed to oblige either Party to act in breach of the requirements of any Applicable Laws, including, without limitation, securities, insurance and trade regulation laws and regulations, written policy statements of securities commissions, insurance and other regulatory authorities, and the bylaws, rules, regulations and written policy statements of relevant securities and self-regulatory organizations. Each Party represents, warrants, covenants and agrees to and in favor of the other Party that this Agreement, and the obligations contained herein, are valid, binding and enforceable against it, and that the execution, delivery and performance of the obligations set forth herein will not violate any law, rule, order, judgment, decree, lien, regulation, contract, agreement or other restriction of any kind binding on it.

5. Governing Law. This Agreement and all actions and proceedings (whether at law, in contract or in tort) that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance hereof, shall be governed by and construed in accordance with the laws of the State of Florida without regard to principles of conflicts of law.

6. Submission to Jurisdiction. Each Party agrees that it shall bring any action or proceeding between the Parties arising out of or related to this Agreement or the transactions contained in or contemplated by this Agreement exclusively in the United States District Court for the Southern District of Florida or another court sitting in Broward County, Florida (the “Chosen Courts”), and with respect to any such action or proceeding: (a) irrevocably submits to the exclusive jurisdiction of the Chosen Courts; (b) waives any objection to laying venue in any such action or proceeding in the Chosen Courts; (c) waives any objection that the Chosen Courts are an inconvenient forum or do not have jurisdiction over any party hereto; and (d) agrees that service of process upon such party in any such action or proceeding shall be effective if notice is given in accordance with Section 11.

7. Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (IV) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.

8. Assignment.

(a) Definitions. As used in this Agreement, the term “affiliate(s)” or “affiliated” shall mean any entity that controls, is controlled by or is under common control with the other entity. As used in this Agreement, the term “subsidiary” or “subsidiaries” with respect to any person means any entity of which (or in which) more than 50% of the issued and outstanding voting interests are directly or indirectly owned by that person or the entity is otherwise controlled by that person. The term “person” means any individual, corporation, limited liability company, partnership, joint venture, association, trust, or any such entity.

(b) Prohibition on Assignment; Exceptions. Neither this Agreement nor the rights or obligations hereunder shall be assignable by FedNat or FedNat Insurance Companies or their affiliates without the prior written consent of PIH. Except as expressly set forth in this Section 8(b), neither this Agreement nor the rights or obligations hereunder shall be assignable by PIH, its affiliates, or its successors and assigns without the prior written consent of FedNat. Notwithstanding anything to the contrary contained in Section 10 hereof, this Agreement may be assigned, sold or otherwise transferred by PIH without any consideration to FedNat or FedNat Insurance Companies in the following manners, subject to the terms and conditions of Section 8(c) and subject to the approval of FedNat (such approval not to be unreasonably withheld, conditioned, or delayed so long as the terms and requirements of Section 8(c) are satisfied):

(i) PIH may assign this entire Agreement (but not a portion hereof) to any one of its subsidiaries or affiliates.

(ii) PIH may sell assign or otherwise transfer (“Transfer”) this entire Agreement (but not a portion hereof) to an unaffiliated party (“Transferee”). The consideration for the Transfer will be at the sole discretion of PIH and the Transferee.

(c) Conditions to Assignment.

(i) As a condition precedent to PIH’s or any successor’s or permitted assign’s (an “Assignor”) assignment of this Agreement to one of the persons set forth in Section 8(b) (an “Assignee”), the Assignor shall deliver to FedNat prior to such assignment: (A) an assignment and assumption agreement in form and substance reasonably satisfactory to FedNat and pursuant to which Assignee agrees to be bound by all of the terms and provisions of this Agreement in its entirety as “PIH” (including all of the conditions required for the exercise of a Right of First Refusal), without condition or reservation; and (B) a Standard Non-Disclosure Agreement provided by FedNat and executed by the Assignee pursuant to which Assignee agrees to maintain the confidentiality of all exposure and related information (including, without limitation, reinsurance submission and modelling data).

(ii) In the event that an Assignor elects to assign this Agreement to a person who is not an affiliate or subsidiary of PIH (a “Proposed Third-Party Assignee”), prior to such assignment and as a condition precedent thereof, the Assignor shall deliver written notice (in the manner required by Section 11) to FedNat of all material terms and conditions of such assignment (the “Assignment Terms”). FedNat shall then have a period of three (3) business days after its receipt of written notice of all material terms and conditions to elect in writing (in the manner provided in Section 11) to elect to assume this Agreement from the Assignor pursuant to the Assignment Terms, without any additional terms, conditions, or stipulations. Any such election by FedNat shall be irrevocable once it has been made. To the extent that FedNat elects not to exercise its right to assume this Agreement pursuant to the Assignment Terms, or fails to notify Assignor of its election within the three (3) business day time frame set forth above in this Section 8(c)(ii), then Assignor shall have the right for a period of thirty (30) days to assign this Agreement to the Proposed Third-Party Assignee pursuant to the Assignment Terms (subject to the other conditions precedent set forth in this Section 8); provided, that in the event that the assignment is not consummated within such thirty (30) day period, or the Assignment Terms are materially modified (which, for the avoidance of doubt, shall mean any change that materially affects the price or any material terms or conditions of the Assignment Terms that are more favorable to the Proposed Assignee) (the “Modified Assignment Terms”), the Assignor shall again provide FedNat with a new right of first refusal with respect to the assignment of this Agreement at the Modified Assignment Terms. In such case, FedNat shall have two (2) business days following its receipt of the Modified Additional Terms to elect in writing (in the manner provided in Section 11) to assume this Agreement on such Modified Additional Terms. No Assignor shall make any assignment of this Agreement unless and until it has complied with the requirements of this Section 8(c)(ii).

(iii) Notwithstanding anything to the contrary set forth in this Agreement, in no event shall PIH or any of its successors or permitted assigns assign this Agreement to a person that sells residential property insurance in the State of Florida directly to the primary insured.

(d) Binding Effect. This Agreement shall inure to the benefit of and be binding upon the Parties and their respective successors and permitted assigns.

9. Entire Agreement. This Agreement constitutes the entire agreement, and supersedes all prior agreements and understandings (oral and written), by and among the Parties with respect to the subject matter hereof.

10. No Third Party Rights. Nothing contained in this Agreement, express or implied, establishes or creates, or is intended or will be construed to establish or create, any right in or remedy of, or any duty or obligation to, any third party.

11. Notices. All notices, requests, claims, demands, and other communication hereunder will be in writing and shall be deemed to have been duly given: (a) on the date of delivery, if delivered by hand to the address below (or to such other address as a Party may designate by written notice to other Party); (b) on the date of confirmed receipt if delivered by certified mail, postage prepaid and return receipt requested addressed as below (or to such other address as a Party may designate by written notice to other Party); or (c) for the purposes of notices, elections and other communications pursuant to the procedures set forth in Section 1, on the date of transmittal via electronic mail to the e-mail addresses of the applicable person or party involved with the reinsurance arrangements for the reinsurance coverage at such time, with a copy delivered to the individuals identified below.

If to FedNat or any FedNat Insurance Company:

FedNat Holding Company

14050 NW 14th Street, Suite 180

Sunrise, FL 33323

Attention: Michael H. Braun, CEO and President

E-Mail: mbraun@fednat.com

with a copy (which shall not constitute notice) to:

Nelson Mullins Broad and Cassel

2 S. Biscayne Blvd., # 2100

Miami, FL 33131

Attention: Nina Gordon, Esq.

E-Mail: nina.gordon@nelsonmullins.com

If to PIH:

D. Kyle Cerminara

Fundamental Global Investors, LLC

4201 Congress Street, Suite 140

Charlotte, North Carolina 28209

E-Mail: kyle@fundamentalglobal.com

with a copy (which shall not constitute notice) to:

Thompson Hine LLP

3900 Key Center

127 Public Square

Cleveland, OH 44114

Attention: Derek D. Bork, Esq.

E-Mail: derek.bork@thompsonhine.com

12. Counterparts. This Agreement may be executed in one or more counterparts, and may be exchanged in electronic form (including by PDF), each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

13. Amendment; Modification. The Parties may by written agreement duly signed by both Parties, subject to any regulatory approval that may be required: (a) extend the time for the performance of any of the obligations or other acts of the Parties; (b) waive any inaccuracies in the documents delivered pursuant to this Agreement; and (c) waive compliance with or modify, amend or supplement any of the agreements contained in this Agreement or waive or modify performance of any of the obligations of any of the Parties. This Agreement may not be amended or modified except by an instrument in writing duly signed on behalf of the Parties.

14. Waiver. No failure by any Party to take any action or assert any right hereunder shall be deemed to be a waiver of its right to take any action or assert any right hereunder with respect to any future occurrence of those circumstances.

15. Severability. To the extent any provision of this Agreement shall be invalid or unenforceable, it shall be considered deleted from this Agreement and the remaining provisions of this Agreement shall be unaffected and shall continue in full force and effect. Notwithstanding any implication in this Section 15 to the contrary, if any part of the Agreement is found to be unlawful or impermissible by a court or administrative body of competent jurisdiction, the Parties shall use reasonable efforts to amend this Agreement to address the concerns in a manner that results in a lawful and permissible agreement.

16. Headings. Headings contained in this Agreement are for reference purposes only, and they shall not affect in any way the meaning or interpretation of this Agreement.

17. Termination. This Agreement, the Right of First Refusal, and all rights of PIH (including its affiliates and assigns) and any Transferee(s) to participate in any Reinsurance Coverage Layers shall terminate upon the expiration of the Term, except as set forth in Section 1(a). This Agreement may only otherwise be terminated by mutual consent of the Parties, or as otherwise provided herein. Either Party may terminate this Agreement in the event that the other Party either: (a) commits a material breach of the terms of the Agreement and has been given written notice and at least thirty (30) days’ prior opportunity to cure such breach, and fails to do so; or (b) is deemed insolvent by applicable regulatory or judicial authorities, or is the subject of conservation, rehabilitation, liquidation, bankruptcy or other similar insolvency proceedings, which proceedings, if involuntarily instituted, are not dismissed within sixty (60) days after the initiation of the proceedings (provided, that a Party may elect to terminate this Agreement immediately if such proceedings are voluntarily initiated by the other Party with respect to itself).

18. Survival. The provisions of Sections 3 through 16, and this Section 18, shall survive the expiration or earlier termination of this Agreement.

19. Attorneys’ Fees. In the event of any dispute or controversy between the Parties relating to the interpretation of this Agreement or to the transactions contemplated hereby, the prevailing Party shall be entitled to recover from the non-prevailing Party reasonable attorneys’ fees and expenses incurred by the prevailing Party. Such award shall include post-judgment attorneys’ fees and costs.

[Remainder of Page Intentionally Blank. Signature Page Follows.]

IN WITNESS WHEREOF, the Parties have caused to be executed and delivered by their duly authorized officers this Agreement to be effective as of the Effective Date.

FEDNAT:

FEDNAT HOLDING COMPANY, a Florida corporation

By:	/s/ Michael Braun
Name:	Michael Braun
Title:	Chief Executive Officer

PIH:

1347 Property Insurance Holdings, Inc., a Delaware corporation

By:	/s/ John S. Hill
Name:	John S. Hill
Title:	Vice President, Chief Financial Officer and Secretary

[End of Agreement.]

SIGNATURE PAGE TO REINSURANCE CAPACITY RIGHT OF FIRST REFUSAL AGREEMENT

Exhibit 10.4

INVESTMENT ADVISORY AGREEMENT

This investment advisory agreement (this “Agreement”) is made and entered into effective as of December 2, 2019, by and between Fundamental Global Advisors LLC, a Delaware limited liability company (the “Advisor”) and FedNat Holding Company, a Florida corporation (the “Client”).

Preliminary Statements

A. The Advisor wishes to provide non-discretionary investment advisory services to the Client.

B. The Advisor and the Client wish to enter into this Agreement in order to set forth the terms by which the Advisor would perform the investment advisory services for the Client.

NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto hereby agree as follows:

1. Non-Discretionary Investment Advisory Services; Fees.

(a) The Advisor will provide the Client with non-discretionary investment advisory services (the “Investment Advisory Services”), including without limitation: identifying, analyzing and recommending potential investments, advising as to existing investments and investment optimization, recommending investment dispositions, and advising as to the Advisor’s views and outlook on macro-economic conditions. The Client hereby engages the Advisor as investment adviser to the Client to provide non-discretionary investment advice with respect to Client investments and potential investments. The Advisor hereby accepts such appointment. Advisor will have no authority to withdraw or transfer assets from Client’s accounts. The Advisor may engage and assign all or a portion of the Investment Advisory Services to a sub-advisor so long as such sub-advisor is a registered investment adviser.

(b) Advisor will conduct periodic portfolio reviews with Client. Advisor will generally be available to discuss Client’s account during normal business hours. Advisor will attempt to meet with Client at least annually to discuss Client’s investment needs, goals and objectives and review Client’s account performance and the continued suitability of investments recommended by Advisor for Client.

(c) The Advisor will for all purposes of this Agreement be an independent contractor and not an agent or employee of the Client.

(d) In consideration of the Investment Advisory Services provided to the Client hereunder, the Client will pay the Advisor an annual management fee of $100,000, paid quarterly in advance (the “Management Fee”). The quarterly installment of the Management Fee will be due no later than five business days after the beginning of each calendar quarter, commencing with the calendar quarter beginning January 1, 2020 (which first payment shall include a pro-rated portion of the Management Fee attributable to the period commencing on the date of this Agreement and ending on (and including) December 31, 2019).

2. Expenses. The Client will be responsible for the fees and expenses of administrators, auditors and other service providers of the Client. The Advisor will be responsible for its own expenses in connection with the provision of the Investment Advisory Services.

3. Representations and Warranties; Covenants.

(a) The Client represents and warrants to the Advisor and agrees as follows: (i) this Agreement has been duly and validly authorized by the Client and executed and delivered by the Client in accordance with the applicable provisions of its governing documents (the “Governing Provisions”) and constitutes a valid and binding agreement of the Client enforceable in accordance with its terms; (ii) its entering into this Agreement will not breach or cause to be breached any of the Governing Provisions or any other undertaking, agreement, contract, statute, rule or regulation to which the Client is a party or by which it is bound; and (iii) it is duly incorporated and validly existing and in good standing under the laws of the State of Florida and it has the full power and authority under the Governing Provisions to enter into, and perform its obligations under, this Agreement.

(b) The Advisor represents and warrants to the Client and agrees as follows: (i) this Agreement has been duly and validly authorized, executed and delivered by the Advisor in accordance with its Governing Provisions and constitutes a valid and binding agreement of the Advisor enforceable in accordance with its terms; (ii) its entering into this Agreement will not breach or cause to be breached any undertaking, agreement, contract, statute, rule or regulation to which the Advisor is a party or by which it is bound; (iii) it is duly organized and validly existing and in good standing under the laws of the State of Delaware; and (iv) it is and shall remain in compliance in all respects with the Governing Provisions and all laws, rules, regulations and orders of any governmental agency or self-regulatory organization applicable to the Advisor and/or this Agreement.

(c) The Client further acknowledges that all advice given by the Advisor is the confidential property of the Advisor, and the Client will not make use of such advice in any manner or disclose the same to third parties, other than to Client’s other investment managers who would be involved in the evaluation and execution of any such advice, without the prior written consent of the Advisor. Nothing contained in this Agreement will require the Advisor to disclose the details of any of its investment programs, formulae or strategies, except as required by applicable law.

(d) The Client acknowledges that Advisor’s past performance and advice regarding Client’s accounts cannot guarantee future results. As with all market investments, Client investments can appreciate or depreciate and Advisor does not guarantee or warrant that the services it offers will result in a profit or perform in any particular way. Client also understands that there are no guarantees that its investment goals or objectives will be met or that any investment recommendations by the Advisor will be successful in achieving Client’s short or long-term objectives or perform within any target risk limitations.

2

(e) The Client expressly understands and agrees that Advisor is not qualified to, and does not purport to provide, any legal, accounting, estate, actuary, or tax advice or to prepare any legal, accounting or tax documents. Nothing in this Agreement is to be construed as providing for such services. Client will rely on its own tax attorney or accountant for tax advice or tax preparation.

4. Termination.

(a) The term of this Agreement will commence as of the date of this Agreement and continue in effect for a period of five years unless terminated earlier as provided in this Section 4.

(b) The Advisor may terminate this Agreement at any time upon reasonable prior written notice to the Client. Client may terminate this Agreement only in the following circumstances:

(i) if the Advisor commits any breach of its obligations under this Agreement and fails, within (10) ten business days of receipt of notice served by the Client requiring it so to do, to make good such breach;

(ii) at any time by giving notice in writing to the Advisor if the Advisor goes into liquidation (except a voluntary liquidation for the purpose of reconstruction or amalgamation upon terms previously approved in writing by the parties) or if a receiver is appointed of any of the assets of the Advisor or if the Advisor makes or proposes any arrangement or composition with its creditors or class of creditors;

(iii) if the Advisor is found in a legal proceeding to have violated any antifraud or anti-manipulative provisions of laws relating to the financial services industry or of any other criminal statute involving intentional fraud, misappropriation, misrepresentation, or embezzlement; or

(iv) if the Adviser is subject to censure or disqualification of under the Investment Advisers Act of 1940, or the Securities Act of 1933, each as amended, or if the Advisor is no longer the holder of all licenses, permissions, authorizations and consents required to enable it to perform its duties pursuant to this Agreement.

(b) Upon termination of this Agreement, the Advisor must repay to the Client the unearned portion (computed on the basis of the number of days elapsed), if any, of any Management Fees previously paid to the Advisor.

5. Miscellaneous.

(a) Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes any prior agreements or understandings.

(b) Amendment; Waiver. Any term of this Agreement may be amended or waived only by an instrument in writing and signed by both the Advisor and the Client. A waiver of any breach or failure to enforce any term or provision of this Agreement will not in any way affect, limit or waive a party’s rights hereunder at any time to enforce strict compliance thereafter with every term or provision of this Agreement.

3

(c) Successors and Assigns. Neither party may assign its rights or obligations under this Agreement without the prior written consent of the other party; provided, that consent of the Client will not be required for the Advisor to engage sub-advisors to provide the Investment Advisory Services as provided in Section 1(a). This Agreement is binding upon and will inure to the benefit of the Advisor and the Client and their respective successors and permitted assigns.

(d) Governing Law. This Agreement is governed by, and is to be construed and enforced in accordance with, the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of law.

(e) Notices. All notices, demands and other communications hereunder must be in writing (including facsimile and email) and must be given:

If to the Advisor:

D. Kyle Cerminara

Fundamental Global Investors, LLC

4201 Congress Street, Suite 140

Charlotte, North Carolina 28209

E-Mail: kyle@fundamentalglobal.com

with a copy (which shall not constitute notice) to:

Eliot D. Raffkind

Akin Gump Strauss Hauer & Feld LLP

2300 N. Field Street

Suite 1800

Dallas, TX 75201

E-Mail: eraffkind@akingump.com

If to the Client:

FedNat Holding Company

14050 NW 14th Street, Suite 180

Sunrise, FL 33323

Attention: Michael H. Braun, CEO and President

E-Mail: mbraun@fednat.com

with a copy (which shall not constitute notice) to:

Nelson Mullins Broad and Cassel

2 S. Biscayne Blvd., # 2100

Miami, FL 33131

Attention: Nina Gordon, Esq.

E-Mail: nina.gordon@nelsonmullins.com

4

or to such other address, facsimile number or email address and with such other copies as such party may hereafter specify for the purpose of notice to the other party. Each such notice, request, demand or other communication will be effective (i) if given by facsimile, when such facsimile is transmitted to the facsimile number specified in this section and evidence of receipt is received, (ii) if sent by email, on receipt by the sender of a “read receipt” in respect of the relevant message or (iii) if given by any other means, upon delivery or refusal of delivery at the address specified in this section

(f) Severability. If any provision or clause of this Agreement is found to be invalid or unenforceable under any applicable law, this Agreement will be considered severable and divisible, and a reviewing body shall have the authority to amend or “blue pencil” the Agreement so as to make it fully valid and enforceable.

(g) Captions. The headings and captions used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(h) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature page follows]

5

This Agreement has been executed and delivered by the parties hereto as of the date first written above.

FedNat Holding Company, a Florida corporation

By:	/s/ Michael Braun
Name:	Michael Braun
Title:	Chief Executive Officer

Fundamental Global Advisors LLC, a Delaware limited liability company

By:	FGI Funds Management, LLC
Its:	Manager

By:	/s/ D. Kyle Cerminara
Name:	D. Kyle Cerminara
Title:	Manager

[End of Agreement.]

Signature Page to Investment Advisory Agreement

Exhibit 10.5

TRANSITION SERVICES AGREEMENT

THIS TRANSITION SERVICES AGREEMENT (“Agreement”) is hereby made and entered into on this 2nd day of December, 2019 (the “Effective Date”), by and between 1347 PROPERTY INSURANCE HOLDINGS, INC. a Delaware corporation (the “Seller”), and FEDNAT HOLDING COMPANY, a Florida corporation (the “Purchaser”) (each a “Party” and collectively the “Parties”).

WHEREAS, Seller and Purchaser have entered into that certain Equity Purchase Agreement, dated February 25, 2019, (the “Purchase Agreement”), whereby, among other things, Purchaser shall acquire one hundred percent (100%) of the ownership interests in Maison Insurance Company (“MIC”), a Louisiana corporation, Maison Managers, Inc. (“MMI”), a Delaware corporation, and ClaimCor, LLC (“CC”), a Florida limited liability company;

WHEREAS, MIC, MMI and CC are collectively referred to as the “Companies;”

WHEREAS, certain of Seller’s employees currently provide and provided as of the date of the Purchase Agreement certain accounting related services to the Companies;

WHEREAS, following the Closing of the transaction contemplated under the Purchase Agreement, certain of Seller’s employees will become employees of the Purchaser (or Purchaser’s Affiliates) (the “New Employees”);

WHEREAS, to facilitate the transition of the Companies to Purchaser, Purchaser has requested, for a limited transition period, Seller to allow certain of its employees to provide certain services to Purchaser and the Companies on the terms and conditions set forth herein; and

WHEREAS, to facilitate certain matters pertaining to the Seller following the Closing, Seller has requested, for a limited transition period, Purchaser to allow certain of the New Employees to provide certain services to Seller on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

1. Definitions. All capitalized terms used but not defined in this Agreement shall have the meaning ascribed to them in the Purchase Agreement.

2. Services by Seller. During the Term (as hereinafter defined), the Parties shall provide each other with the following services described in this Section 2 (collectively, the “Services”). The Parties shall provide and shall use the Services for substantially the same purpose and in substantially the same manner as those Services have been used by Seller in the conduct of the business of the Companies prior to the Closing of the transactions contemplated by the Purchase Agreement.

1

A.	Seller Services. Seller shall arrange for its Chief Financial Officer and Controller, currently John Hill and Brian Bottjer (the “PIH Employees”), to provide transition accounting services to Purchaser and Companies, with respect to the businesses of the Companies, after the Closing as requested by Purchaser, subject to the terms and conditions of this Agreement.

B.	Purchaser Services. Purchaser shall arrange for certain of the New Employees to provide transition accounting services to Seller after the Closing as requested by Seller.

C.	Other Services. Any other Services as may be mutually agreed upon by the Parties in writing.

Nothing in this Agreement shall be construed to prohibit the PIH Employees from continuing to perform their duties and obligations with respect to their employment with Seller; provided that the PIH Employees shall devote sufficient time to perform the Services as requested by Purchaser pursuant to this Agreement; provided further that none of the PIH Employees shall individually be required to provide more than 20 hours of services to Purchaser during any week during the Term. Nothing in this Agreement shall be construed to prohibit the New Employees from continuing to perform their duties and obligations with respect to their employment with Purchaser; provided that the New Employees shall devote sufficient time to perform the Services as requested by Seller pursuant to this Agreement; provided further that none of the New Employees shall individually be required to provide more than 20 hours of services to Seller during any week during the Term.

3. Representatives.

(a) Service Representative. Each Party shall provide up to two (2) individuals (each, a “Service Representative”) who are familiar with that Party’s business and who will be that Party’s primary points of contact in dealing with the other Party’s Service Representatives under this Agreement and who will have the authority and power to make decisions with respect to actions to be taken by such Party with respect to the provision of Services under this Agreement. The initial Service Representative(s) for Seller shall be Kyle Cerminara and for Purchaser shall be Ronald Jordan and Erick Fernandez. Each Party may change its Service Representative(s) by giving written notice to the other in accordance with the notice provisions of this Agreement.

(b) Obligations of the Service Representatives. Each Party shall, or shall ensure that their Service Representative(s), as applicable, respond within a commercially reasonable time to any reasonable requests by the other Party or its Service Representative(s) for such Party’s Service Representative(s) to provide directions, instructions, approvals, authorizations, decisions or other information reasonably necessary for such Party to perform any Services.

(c) Access to Books and Records and Personnel. Any Party requesting Services from the other Party shall provide the other Party’s applicable employees and personnel access to the requesting Party’s applicable books and records, personnel and certain furniture, fixtures, equipment and leasehold improvements agreed to be provided, upon reasonable prior notice and during regular business hours, as reasonably required for the performance of the Services in accordance with this Agreement. The parties shall reasonably cooperate with each other to provide access to applicable books and records beyond the Term (as defined below) for any future audits by governmental enterprises (including IRS or state regulators), SEC reporting and compliance and other such requirements until the expiry of statute of limitations for such purposes.

2

4. Term.

(a) Maximum Term. The term of this Agreement shall commence on the Effective Date and, unless terminated earlier in accordance with Section 4(b), expire twelve months thereafter (the “Term”). Notwithstanding the foregoing, the Term may be extended by mutual written agreement of the Parties.

(b) Termination for Material Breach or Default. If either Party commits a material breach of this Agreement and fails to cure such breach within fifteen (15) days of receipt of written notice thereof, then the non-breaching Party may terminate this Agreement immediately upon written notice.

(c) End of the Term. Upon termination of the Term with respect to any Service, the Parties shall reasonably cooperate to effect an orderly, efficient, effective and expeditious winding-up of such Service, provided that neither Party shall be required to provide any services or incur any costs other than as expressly set forth in this Agreement.

5. Consideration for Services.

(a) As consideration for the Services, the Parties shall pay to each other the fees set forth on Schedule “A” attached hereto based on the person performing the Services (the “Service Fee”).

(b) In addition to the Service Fee, Purchaser shall reimburse Seller for all reasonable out-of-pocket costs, and expenses from third parties actually incurred by Seller in the provision of the Services that are approved in writing (including by electronic mail) by Purchaser’s Service Representatives prior to the Seller incurring such out-of-pocket expense (each, an “Expense”); provided, however, Seller shall be excused from performance for Services to the extent Seller’s performance is delayed as a result of Purchaser’s pre-approval process for Expenses.

(c) In addition to the Service Fee, Seller shall reimburse Purchaser for all reasonable out-of-pocket costs, and expenses from third parties actually incurred by Purchaser in the provision of the Services that are approved in writing (including by electronic mail) by Seller’s Service Representatives prior to the Purchaser incurring such out-of-pocket expense (each, an “Expense”); provided, however, Purchaser shall be excused from performance for Services to the extent Purchaser’s performance is delayed as a result of Seller’s pre-approval process for Expenses.

3

6. Terms of Payment.

(a) Within fifteen (15) days following each calendar month during the Term, each Party shall submit to the other Party an invoice in writing setting out the Services performed by such Party during the prior month and the related Service Fee and any Expense incurred in prior months to be reimbursed. The Party receiving the invoice shall pay the amount shown on each such invoice no later than fifteen (15) days after receipt of such invoice. If such amount is not paid within such fifteen (15) day period, the defaulting Party will be in breach of this Agreement. In the event a Party fails to timely make payment as required under this Section 6(a), (other than disputed sums as provided under Section 6(c)) such Party shall pay the other Party interest from and computed from the first day of the calendar month following receipt of such invoice on the outstanding balance of any such invoices at a rate of 1.5% per month.

(b) Any transition, excise, sales, use or similar tax charged to, assessed on or incurred by the rendering of the Services shall be collected from the Party receiving the Services in addition to the Service Fee and shall be remitted by the Party providing the Services to the applicable governmental agency; provided, however, each Party shall be solely responsible for their own income taxes.

(c) Should a Party dispute in good faith any portion or the entire amount due on any invoice or require any adjustment to an invoiced amount, such Party shall promptly notify the other Party in writing of the nature and basis of the dispute and/or adjustment within fifteen (15) days after the Party’s receipt of such invoice. If a Party fails to provide notice within such 15-day period, the invoiced amount shall be deemed to be accurate and correct and shall not be subject to dispute or contest. In the event a Party timely delivers notice of a dispute and/or adjustment, the Parties shall use their reasonable efforts to resolve such matter within thirty (30) calendar days. The Parties shall pay any undisputed amount in accordance with the terms of the invoice

(d) All amounts payable hereunder shall be remitted in United States dollars or to a bank to be designated in the invoice, unless otherwise provided for and agreed upon in writing by the Parties.

7. Proprietary Rights, Employees and Facilities.

(a) Confidential Information. Any and all information disclosed by one Party to another Party (specifically including any information disclosed by the Purchaser to the PIH Employees and any information disclosed by the Seller to the New Employees) in connection with the performance of the Services under this Agreement, whether disclosed in writing, orally or visually, is considered confidential information (“Confidential Information”), unless such information (i) is or becomes available to the public (other than as a result of a disclosure by the recipient or its Representatives); (ii) was known to the recipient on a non-confidential basis prior to the disclosure to the recipient by the disclosing party or its Representatives; (iii) was independently developed by the recipient or its Representatives without use of the other Party’s Confidential Information; or (iv) becomes available to the recipient on a non-confidential basis from a source other than the disclosing party or one of its Representatives who is not known by the recipient to be under an obligation not to disclose such information.

4

(b) Protection of Confidential Information. The recipient shall maintain the other Party’s Confidential Information in confidence in the same manner used to protect its own confidential information, provided that no less than a reasonable standard of care is used to protect the confidentiality of the other Party’s Confidential Information. Except as mandated by any Laws, the recipient shall not disclose the other Party’s Confidential Information to others or use it for purposes other than fulfilling its obligations pursuant to this Agreement. If a recipient is mandated by any applicable Laws to disclose the other Party’s Confidential Information, such Confidential Information may be disclosed so long as the recipient provides the disclosing party with timely prior notice of the requirement, to the extent such notice is permitted by such Law, and reasonably coordinates with the disclosing party, at the disclosing party’s expense, in an effort to limit the nature and scope of such required disclosure. The recipient further agrees to limit disclosure of Confidential Information to its employees and agents who need to know such information for the purpose of fulfilling the recipient’s obligations under this Agreement. After termination of this Agreement, or at any other time requested by the disclosing party, the recipient shall destroy, unless otherwise instructed in writing by disclosing party to return, all documents, samples or other materials embodying the Confidential Information, and shall retain no copies thereof (unless the recipient has a legal obligation to retain a copy thereof, which shall then be permitted). This Section 7 shall survive the termination of this Agreement.

(c) PIH Employees and Facilities. The PIH Employees shall at all times remain employees of the Seller (or its Affiliates), subject to the direction and control of Seller (or its Affiliates). Seller shall have complete discretion to supervise and manage the PIH Employees, and Seller is not required to continue employment for any specific individual personnel of Seller. Seller shall be responsible for all wages, salary, benefits and other compensation payable to the PIH Employees. No equipment or facility of Seller used in performing the Services for or subject to use by Purchaser shall be deemed to be transferred, assigned, conveyed or leased by such performance or use (however, for further clarity, this sentence is not intended to have any effect on the property being transferred in accordance with the terms of the Purchase Agreement).

(d) New Employees and Facilities. The New Employees shall at all times remain employees of the Purchaser (or its Affiliates) subject to the direction and control of Purchaser (or its Affiliates). Purchaser shall have complete discretion to supervise and manage the New Employees, and Purchaser is not required to continue employment for any specific individual personnel of Purchaser. Purchaser shall be responsible for all wages, salary, benefits and other compensation payable to the New Employees which accrues following the Closing. No equipment or facility of Purchaser used in performing the Services for or subject to use by Seller shall be deemed to be transferred, assigned, conveyed or leased by such performance or use.

5

8. Warranties and Remedies.

(a) Warranty. Each Party warrants to the other Party that it shall perform and provide the Services (i) in a professional and workmanlike manner and with the same level of service and degree of care, skill, prudence, quality, and efficiency as provided in connection with such Services performed or provided by such Party prior to the Closing, and(ii) in material compliance with all applicable Laws.

(b) Force Majeure. A Party shall not be liable to hereunder for any delay or failure to perform under this Agreement arising from any cause or causes beyond its control, including, without limitation, any of the following: acts of God, disruption of utilities, acts by any governmental entity, war, fire, flood, explosion, civil commotion or industrial dispute. A Party unable to perform shall promptly notify the other Parties upon learning of the occurrence of any such event of force majeure.

(c) Remedy. In the event that Party fails to perform a Service or fails to comply with the standards set forth in Section 8(a) in the performance of a Service, including without limitation any failure resulting from an event of force majeure as provided above, such Party shall use commercially reasonable efforts promptly to correct such error or perform such Service. Nothing contained in this Section shall be construed to limit any other remedy available to a Party under this Agreement.

9. Indemnification.

(a) Subject to Section 9, each of Seller and Purchaser (each as an “Indemnifying Party”) shall indemnify, defend and hold harmless the other (each, as an “Indemnified Party”) for any and all losses, liabilities, damages, costs or expenses, including, without limitation, interest, penalties and attorneys’, accountants’ and experts’ fees and costs (“Losses”), as a result of or on account of any material breach of the terms of this Agreement by the Indemnifying Party or incurred in connection with any gross negligence, willful misconduct, dishonesty or fraudulent actions or omissions on the part of the Indemnifying Party or its Representatives. Notwithstanding the foregoing, Seller shall have no liability to Purchaser or any other party for any errors, omissions, miscalculations and/or misstatements contained in any financial statements, regulatory reports, SEC filings or other documents of Purchaser prepared with the assistance of any of the PIH Employees or any other persons providing services to Purchaser pursuant to this Agreement, except to the extent such errors, omissions, miscalculations and/or misstatements are caused by, or result from the gross negligence, willful misconduct, dishonesty, or fraudulent actions or omissions on the part of any of the PIH Employees.

(b) The Parties’ indemnification obligations pursuant to this Section 9 shall survive the expiration of the Term or early termination of this Agreement.

10. Cooperation. Each Party shall cooperate and provide such information as may be reasonably necessary with respect to performance of any requirement of this Agreement.

6

11. Choice of Laws; Cumulative Rights. This Agreement shall be construed in accordance with and governed by the internal laws of the State of Delaware without regard to the choice of law provisions thereof. The rights and remedies provided to each Party hereunder are cumulative and will be in addition to the rights and remedies otherwise available to such Party under this Agreement, any other agreement or applicable Laws.

12. Consent to Jurisdiction. The Parties hereby irrevocably submit to the exclusive jurisdiction of the Delaware Court of Chancery or, only in the event such court does not have subject matter jurisdiction over such action or proceeding, the United States District Court for the District of Delaware or another court sitting in the State of Delaware with respect to any action arising out of or relating to this Agreement, and the Parties hereby irrevocably agree that all claims in respect to such action shall be heard and determined in any such court and irrevocably waive any objection it may now or hereafter have as to the venue of any such action brought in such court or that such court is an inconvenient forum.

13. Assignment. No Party shall assign this Agreement (voluntarily, involuntarily, by judicial process, by operation of law, or otherwise) without the prior written consent of the other Party.

14. Notices. All notices and other communications hereunder to any Party shall be contained in a written instrument addressed to such Party at the address set forth below or such other address as may hereafter be designated in writing by the addressee to the addressor, listing all Parties and shall be deemed given (a) when delivered in person or duly sent by facsimile or electronic mail to a facsimile number or electronic mail address furnished by the addressee for the purpose of receiving notices and other communications, or (b) two (2) days after being duly sent by Federal Express or other recognized express courier service:

If to the Purchaser:	FedNat Holding Company 14050 NW 14h Street, Suite 180 Sunrise, FL 33323 Attn: Michael H. Braun. CEO and President E-Mail: mbraun@fednat.com
with a copy (which shall not constitute notice) to:	Colodny Fass, P.L.L.C. 1401 NW 136th Avenue, Suite 200 Sunrise, FL 33323 Attn: Sandy P. Fay, Esq. E-Mail: sfay@colodnyfass.com

To Seller:	D. Kyle Cerminara Fundamental Global Investors, LLC 4201 Congress Street, Suite 140 Charlotte, NC 28209 E-Mail: kyle@fundamentalglobal.com
with a copy (which shall not constitute notice) to:	Thompson Hine LLP 3900 Key Center 127 Public Square Cleveland, OH 44114 Attn: Derek D. Bork, Esq. E-Mail: derek.bork@thompsonhine.com

7

15. Counterparts. This Agreement may be executed in any number of counterparts, including counterparts by facsimile or electronic (.pdf) copy, each of which when so executed and delivered will be deemed an original, and such counterparts together will constitute an original.

16. Successors and Assigns. This Agreement will bind and inure to the benefit of the Parties and their respective successors and assigns.

17. Severability. The provisions of this Agreement will be deemed severable, and if any provision or part of this Agreement is held illegal, void or invalid under an applicable Legal Requirement, such provision or part may be changed to the extent reasonably necessary to make the provision or part, as so changed, legal, valid and binding. If any provision of this Agreement is held illegal, void or invalid in its entirety, the remaining provisions of this Agreement will not in any way be affected or impaired but will remain binding in accordance with their terms.

18. Headings. The section headings in this Agreement are for convenience of reference only and will not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

19. Amendments. This Agreement may not be amended, modified, altered or supplemented other than by means of a written instrument duly executed and delivered on behalf of each of the Parties hereto.

20. Parties in Interest. None of the provisions of this Agreement is intended to provide any rights or remedies to any Person other than the Parties hereto and their respective successors and permitted assigns, if any.

21. Entire Agreement. This Agreement and the other agreements referred to herein set forth the entire understanding of the Parties hereto relating to the subject matter hereof and thereof and supersede all prior agreements and understandings among or between any of the Parties relating to the subject matter hereof and thereof.

Remainder of page intentionally left blank. Signature page follows.

8

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their duly authorized representatives.

PURCHASER		SELLER

FEDNAT HOLDING COMPANY		1347 PROPERTY INSURANCE HOLDINGS, INC.

By:	/s/ Michael Braun	By:	/s/ John S. Hill
Name:	Michael Braun	Name:	John S. Hill
Title:	Chief Executive Officer	Title:	Vice President, Chief Financial Officer and Secretary

SIGNATURE PAGE TO TRANSITION SERVICES AGREEMENT

SCHEDULE “A”

SERVICE FEES

CFO	$250.00	/HR
CONTROLLER	$200.00	/HR
SR. ACCOUNTANT	$85.00	/HR
STAT ACCOUNTING MANAGER	$83.00	/HR
ASSISTANT CONTROLLER	$78.00	/HR
ADMINISTRATIVE ASSISTANT	$62.00	/HR
AP ASSOCIATE	$43.00	/HR

Note: The titles stated above are as of the Effective Date.

SCHEDULE A TO TRANSITION SERVICES AGREEMENT

Exhibit 10.6

AGREEMENT REGARDING RESIGNATION

AND ACCELERATION OF EQUITY AWARDS

This AGREEMENT (this “Agreement”) is made and entered into on December 2, 2019 by and between 1347 Property Insurance Holdings, Inc., a Delaware corporation (the “Company”), and Douglas N. Raucy, an individual (the “Executive”).

WHEREAS, the Executive is currently the President and Chief Executive Officer and a director of the Company;

WHEREAS, the Company has entered into an Equity Purchase Agreement (the “Purchase Agreement”), dated February 25, 2019, with FedNat Holding Company, a Florida corporation (“FedNat”), pursuant to which the Company has agreed to sell to FedNat the Company’s retail insurance and claims adjustment businesses (the “Transaction”) through the sale of all of the equity interests in the Company’s subsidiaries, Maison Managers, Inc., a Delaware corporation (“MM”), Maison Insurance Company, a Louisiana corporation (“MIC”), and Claimcor, LLC, a Florida limited liability company (“CC”); and

WHEREAS, the Executive has the opportunity to be employed by FedNat as of and after the closing of the Transactions (the “Closing”).

NOW THEREFORE THE PARTIES HEREBY AGREE AS FOLLOWS:

1. Resignation. The Executive hereby resigns on and effective as of the Closing as an employee and director of the Company, MM, MIC and CC and from any and all other director and other positions held with the Company, MM, MIC and CC. This resignation is subject to and contingent upon the consummation of the Closing but is not contingent on any other matter. The Executive agrees to execute and deliver all documents necessary to effectuate and/or memorialize the foregoing resignations as of and subject to the Closing.

2. Transaction Bonus. Promptly after the Closing, and subject to and contingent upon the consummation of the Closing, the Company shall pay to the Executive the amount of $162,500 (the “Transaction Bonus”). The Company and the Executive acknowledge and agree that the Transaction Bonus would not be paid to the Executive but for the Executive’s agreement with the provisions set forth in this Agreement.

3. Acceleration of RSUs. The Company hereby agrees that the Board of Directors or the Compensation Committee of the Board of Directors of the Company shall cause to be accelerated the vesting of any unvested portion of the 40,000 restricted stock units issued by the Company to the Executive on December 15, 2017, subject to and effective as of the Closing.

4. Release by the Executive. As of and subject to the consummation of the Closing, the Executive hereby releases and forever discharges the Company, MM, MIC, CC and each of their affiliates, officers, directors, employees, managers, members and stockholders from any and all claims, causes of action, losses and/or any other rights that the Executive has or may have against any of them relating to or arising out of the Executive’s employment and/or positions held at any time with the Company, MM, MIC, CC and/or any of their subsidiaries or affiliates, other than the Executive’s right to receive the Transaction Bonus and the rights that the Executive may hold as of immediately after the consummation of the Closing through the ownership of equity and/or equity instruments issued by the Company.

1

5. Release by the Company. As of and subject to the consummation of the Closing, the Company, on behalf of itself, MM, MIC, CC and each of their affiliates, officers, directors, employees, managers, members and stockholders, hereby releases and forever discharges the Executive, and the Executive’s heirs and successors, from any and all claims, causes of action, losses and/or any other rights that any of them has or may have against the Executive relating to or arising out of the Executive’s employment and/or positions held at any time with the Company, MM, MIC, CC and/or any of their subsidiaries or affiliates, other than rights that the Company may hold as of immediately after the consummation of the Closing with respect to the ownership by the Executive of equity and/or equity instruments issued by the Company.

6. Governing Law; Other. This Agreement and the interpretation hereof shall be governed by the laws of the State of Delaware, notwithstanding any conflict of law provision to the contrary. Any amendment to this Agreement shall not be binding upon the parties to this Agreement unless such amendment is in writing and duly executed by the parties hereto.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed effective as of the date set forth above.

1347 PROPERTY INSURANCE HOLDINGS, INC.		EXECUTIVE

By:	/s/ John S. Hill	/s/ Douglas N. Raucy
Name:	John S. Hill	DOUGLAS N. RAUCY
Title:	Vice President, Chief Financial Officer and Secretary

2

Exhibit 10.7

AGREEMENT REGARDING RESIGNATION

AND ACCELERATION OF EQUITY AWARDS

This AGREEMENT (this “Agreement”) is made and entered into on December 2, 2019 by and between 1347 Property Insurance Holdings, Inc., a Delaware corporation (the “Company”), and Dean E. Stroud, an individual (the “Executive”).

WHEREAS, the Executive is currently the Chief Underwriting Officer of the Company;

WHEREAS, the Company has entered into an Equity Purchase Agreement (the “Purchase Agreement”), dated February 25, 2019, with FedNat Holding Company, a Florida corporation (“FedNat”), pursuant to which the Company has agreed to sell to FedNat the Company’s retail insurance and claims adjustment businesses (the “Transaction”) through the sale of all of the equity interests in the Company’s subsidiaries, Maison Managers, Inc., a Delaware corporation (“MM”), Maison Insurance Company, a Louisiana corporation (“MIC”), and Claimcor, LLC, a Florida limited liability company (“CC”); and

WHEREAS, the Executive has the opportunity to be employed by FedNat as of and after the closing of the Transactions (the “Closing”).

NOW THEREFORE THE PARTIES HEREBY AGREE AS FOLLOWS:

1. Resignation. The Executive hereby resigns on and effective as of the Closing as an employee and from any and all other director and other positions held with the Company, MM, MIC and CC. This resignation is subject to and contingent upon the consummation of the Closing but is not contingent on any other matter. The Executive agrees to execute and deliver all documents necessary to effectuate and memorialize the foregoing resignations as of and subject to the Closing.

2. Transaction Bonus. Promptly after the Closing, and subject to and contingent upon the consummation of the Closing, the Company shall pay to the Executive the amount of $105,000 (the “Transaction Bonus”). The Company and the Executive acknowledge and agree that the Transaction Bonus would not be paid to the Executive but for the Executive’s agreement with the provisions set forth in this Agreement.

3. Acceleration of RSUs. The Company hereby agrees that the Board of Directors or the Compensation Committee of the Board of Directors of the Company shall cause to be accelerated the vesting of any unvested portion of the 3,000 restricted stock units issued by the Company to the Executive on December 15, 2017, subject to and effective as of the Closing.

4. Release by the Executive. As of and subject to the consummation of the Closing, the Executive hereby releases and forever discharges the Company, MM, MIC, CC and each of their affiliates, officers, directors, employees, managers, members and stockholders from any and all claims, causes of action, losses and/or any other rights that the Executive has or may have against any of them relating to or arising out of the Executive’s employment and/or positions held at any time with the Company, MM, MIC, CC and/or any of their subsidiaries or affiliates, other than the Executive’s right to receive the Transaction Bonus and the rights that the Executive may hold as of immediately after the consummation of the Closing through the ownership of equity and/or equity instruments issued by the Company.

1

5. Release by the Company. As of and subject to the consummation of the Closing, the Company, on behalf of itself, MM, MIC, CC and each of their affiliates, officers, directors, employees, managers, members and stockholders, hereby releases and forever discharges the Executive, and the Executive’s heirs and successors, from any and all claims, causes of action, losses and/or any other rights that any of them has or may have against the Executive relating to or arising out of the Executive’s employment and/or positions held at any time with the Company, MM, MIC, CC and/or any of their subsidiaries or affiliates, other than rights that the Company may hold as of immediately after the consummation of the Closing with respect to the ownership by the Executive of equity and/or equity instruments issued by the Company.

6. Governing Law; Other. This Agreement and the interpretation hereof shall be governed by the laws of the State of Delaware, notwithstanding any conflict of law provision to the contrary. Any amendment to this Agreement shall not be binding upon the parties to this Agreement unless such amendment is in writing and duly executed by the parties hereto.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed effective as of the date set forth above.

1347 PROPERTY INSURANCE HOLDINGS, INC.		EXECUTIVE

By:	/s/ John S. Hill	/s/ Dean E. Stroud
Name:	John S. Hill	DEAN E. STROUD
Title:	Vice President, Chief Financial Officer and Secretary

2

Exhibit 10.8

EMPLOYMENT AGREEMENT

This EMPLOYMENT AGREEMENT (this “Agreement”) is made and entered into as of December 2, 2019, by and between 1347 Property Insurance Holdings, Inc., a Delaware corporation (the “Company”), and John S. Hill, an individual (the “Executive”).

The Company desires to employ the Executive as an executive of the Company, and the parties desire to enter into this Agreement with respect to such employment.

NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, the parties hereto intending to become legally bound hereby agree as follows:

1. Employment. The Company hereby agrees to employ the Executive, and the Executive hereby agrees to be employed by the Company, upon the terms and conditions hereinafter set forth. This Agreement shall become effective as of, but subject to the consummation of, the closing of the transactions (the “Closing”) contemplated by the Equity Purchase Agreement, dated February 25, 2019, by and between the Company, Maison Managers, Inc., Maison Insurance Company, Claimcor, LLC and FedNat Holding Company. If the Closing does not occur, this Agreement shall not become effective.

2. Duties and Services.

2.1 Title and Duties. The Executive shall serve as the Executive Vice President, Chief Financial Officer and Secretary of the Company and shall perform such duties as are customary for the Executive Vice President, Chief Financial Officer and Secretary of a publicly traded company registered with the SEC and listed for trading on a national securities exchange and such other duties as may be assigned to him from time to time by the Board of Directors of the Company. The Executive shall report to the Board of Directors of the Company in carrying out the Executive’s duties. The Executive shall serve as the principal financial officer of the Company for SEC reporting purposes.

2.2 Time. The Executive shall devote his full business time and attention to the business of the Company and to the promotion of the Company’s best interest, subject to vacations, holidays and normal illnesses pursuant to the Company’s policies in place from time to time. The Executive shall at all times comply with Company policies in place, including but not limited to the Company’s Code of Ethics as well as commonly accepted standards of conduct.

2.3 Travel. The Executive shall undertake such travel as may be necessary and desirable to promote the business and affairs of the Company, consistent with the Executive’s position and duties with the Company.

3. Term of Employment. The Executive’s employment will be “at-will,” meaning that either the Executive or the Company may terminate the Executive’s employment at any time and for any reason, with or without cause without legal recourse.

1 of 6

4. Compensation.

4.1 Base Salary. For the services to be rendered by the Executive pursuant to this Agreement, the Company shall pay the Executive a base salary equal to $250,000 per year (the “Base Salary”). The compensation paid hereunder to the Executive shall be paid in accordance with the normal payroll practices of the Company and shall be subject to the customary withholding taxes and other employment taxes as required with respect to compensation paid by the Company to an employee. The Base Salary will be subject to annual review and adjustment by the Compensation Committee of the Company’s Board of Directors based upon the Executive’s performance. The Executive Base Salary shall not be reduced.

4.2 Annual Bonus. Commencing with respect to the Company’s 2019 fiscal year, the Executive will be eligible to receive a bonus, payable in cash and/or through awards based on the equity in the Company, as determined by the Compensation Committee of the Company’s Board of Directors. Any bonus paid shall be at a minimum of 75% cash. The bonus will be subject to the achievement of performance metrics, goals, objectives and/or other criteria as determined by the Compensation Committee of the Company’s Board of Directors. Any stock options or stock awards will vest over a period determined by the Compensation Committee of the Company’s Board of Directors from the date of grant, and any stock options will be nonqualified options under the federal tax laws. Any equity award shall be evidenced by and subject to the terms and conditions of an Award Agreement entered into between the Company and the Executive, which Award Agreement shall be on the form of the Company’s applicable standard award agreement in effect at the time of any such equity award.

4.3 Severance. In the event that the employment of the Executive is terminated by the Company without Cause, then the Company shall pay the Executive an amount equal to twelve (12) months of the Executive’s Base Salary in effect at the time of the termination or the original Base Salary set forth herein, whichever is greater, provided that the same shall be payable by the Company over a twelve (12)-month period in accordance with the Company’s normal payroll practices and subject to applicable law. The severance shall commence as of the effective date of such termination. If the Executive is terminated for Cause or voluntarily resigns, the Executive shall not be entitled to any severance under this Agreement. For purposes of this Agreement, “Cause” shall exist if the Executive (i) acts dishonestly or engages in willful misconduct in performance of his executive duties, (ii) breaches the Executive’s fiduciary duties owed to the Company, (iii) intentionally fails to perform duties assigned to him, (iv) is convicted or enters a plea of guilty or nolo contendere with respect to any felony crime involving dishonesty or moral turpitude, and/or (v) breaches his obligations under this Agreement. The Executive agrees and acknowledges that the Executive is entitled to no severance from the Company or any of its subsidiaries in connection with the termination of the Executive’s employment with the Company other than as set forth in this Section.

4.4 Transaction Bonus. If the Company closes the sale transaction contemplated by the Equity Purchase Agreement, dated February 25, 2019, by and between the Company and FedNat Holding Company, including any amendments thereto, the Company will pay to the Executive within 21 days after the closing a cash bonus of no less than seventy-five percent (75%) of the Base Salary, provided that the Executive remains in the continuous employment of the Company from the date hereof through the date of such closing.

2 of 6

5. Expenses and Vacation.

5.1 Business Expenses. The Company shall reimburse the Executive for all reasonable and necessary travel and entertainment and other business expenses incurred by Executive in the performance of the Executive’s duties hereunder upon submission of vouchers and receipts evidencing such expenses in accordance with applicable Company policies as determined by the Company’s Board of Directors.

5.2 Vacation. The Executive shall be entitled to vacation of up to six (6) weeks per calendar year, pursuant to the applicable Company policy. All vacations shall be in addition to recognized national holidays. During all vacations, the Executive’s compensation and other benefits as stated herein shall continue to be paid in full. Such vacations shall be taken only at times convenient for the Company, as approved by the executive or body to which the Executive reports pursuant to this Agreement.

6. Company Benefit Programs. In addition to the compensation and the rights provided for elsewhere in this Agreement, the Executive shall be entitled to participate in each plan of the Company now or hereafter adopted and in effect from time to time for the benefit of executive employees of the Company, to the extent permitted by such plans and applicable law. Nothing in this Agreement shall limit the Company’s right to amend, modify and/or terminate any benefit plan, policies or programs at any time for any reason.

7. Restrictive Covenants and Need for Protection. The Executive acknowledges that, because of his senior executive position with the Company, he has or will develop knowledge of the affairs of the Company and its subsidiaries and their relationships with suppliers, dealers, distributors and customers such that he could do serious damage to the financial welfare of the Company and/or its subsidiaries should he compete or assist others in competing with the business of the Company and/or its subsidiaries. Consequently, and in consideration of the Executive’s employment with the Company, and for the benefits that the Executive is entitled to receive under this Agreement, and for other good and valuable consideration, the receipt of which he hereby acknowledges, the Executive hereby agrees as follows:

7.1 Confidential Information.

7.1.1 Non-disclosure. Except as the Company may permit or direct in writing, during the term of this Agreement and thereafter, the Executive agrees that the Executive will not disclose to any person or entity any confidential or proprietary information, knowledge or data of the Company or any of its subsidiaries that he may have obtained while in the employ of the Company, relating to any customers, customer lists, methods, distribution, sales, prices, profits, costs, contracts, inventories, suppliers, dealers, distributors, business prospects, business methods, manufacturing ideas, formulas, plans or techniques, research, trade secrets, or know-how of the Company or any of its subsidiaries. Nothing contained in this Agreement shall limit the Executive’s ability to respond to a lawful subpoena; to make a report to or cooperate with any government agency, including without limitation the ability to participate in an investigation, provide information, and recover any remuneration awarded for doing so; and to comply with any other legal obligations.

3 of 6

7.1.2 Return of Records. All records, documents, software, computers, computer disks, hard drives and any other form of information relating to the business of the Company or any of its subsidiaries that are or were acquired, prepared or created for or by the Executive or that may or did come into the Executive’s possession during the term of the Executive’s employment with the Company, including any and all copies thereof, shall immediately be returned to or, as the case may be, shall remain in the possession of the Company, as of the termination of the Executive’s employment with the Company.

7.2 Covenant Not to Compete. During the Executive’s employment and for a period of one year thereafter, the Executive agrees that he will not participate in or finance, directly or indirectly, for himself or on behalf of any third party, anywhere in the world, as principal, agent, employee, employer, consultant, advisor, investor or partner, or assist in the management of, or own any stock or any other ownership interest in, any business that is competitive with the business of the Company and/or any of its subsidiaries. For purposes of this Section, a business shall be deemed to be “competitive with the business of the Company and/or any of its subsidiaries” if the business has been conducted or proposed to be conducted at any time during the twelve-month period prior to the time in question by the Company, any company in which the Company directly or indirectly maintains an equity investment, and/or any subsidiaries of any of the foregoing. Notwithstanding the foregoing, the ownership of not more than one percent (1%) of the outstanding securities of any company listed on any national securities exchange shall not constitute a violation of this Section, provided that the Executive’s involvement with any such company is solely that of a passive security holder and the Executive discloses such ownership in advance to the Company’s Board of Directors.

7.3 Covenant Not to Solicit. The Executive agrees that he will not, during the Executive’s employment and for a period of one (1) year thereafter:

(a) directly or indirectly, request or advise any of the customers, distributors or dealers of the Company or any of its subsidiaries to terminate or curtail their business with the Company or any of its subsidiaries, or to patronize another business that is competitive with the Company or any of its subsidiaries; or

(b) directly or indirectly, on behalf of himself or any other person or entity, request, advise or solicit any employee of the Company or any of its subsidiaries to leave such employment for any reason.

7.4 Judicial Modification. In the event that any court of law or equity shall consider or hold any aspect of this Section 7 to be unreasonable or otherwise unenforceable, the parties hereto agree that the aspect of this Section so found may be reduced or modified by appropriate order of the court and shall thereafter continue, as so modified, in full force and effect.

4 of 6

7.5 Injunctive Relief. The parties hereto acknowledge that the remedies at law for breach of this Section 7 will be inadequate, and that the Company shall be entitled to injunctive relief for any violation or threatened violation thereof; provided, however, that nothing herein contained shall be construed as prohibiting the Company from pursuing any other remedies available for such breach or threatened breach, including the recovery of damages from the Executive.

8. Inventions and Discoveries. The Executive hereby sells, transfers and assigns to the Company or to any person or entity designated by the Company, all of the Executive’s right, title and interest in and to all inventions, ideas, know how, disclosures and improvements, whether patented or unpatented, and copyrightable material made or conceived by the Executive, solely or jointly, during the term hereof that relate to the products or services of the Company or any of its subsidiaries or which otherwise relate or pertain to the business, functions or operations of the Company or any of its subsidiaries. The Executive agrees to communicate promptly and to disclose to the Company in such form as the Executive may be reasonably requested to do so, all information, details and data pertaining to such inventions, ideas, know how, disclosures and improvements and to execute and deliver to the Company such formal transfers and assignments and such other papers and documents as may be required of the Executive to permit the Company or any person or entity designated by the Company to file and prosecute the applicable patent applications, and, as to copyrightable material, to obtain copyrights thereof.

9. Tax Withholding. All payments made and benefits provided by the Company under this Agreement shall be reduced by any tax or other amounts required to be withheld by the Company under applicable law.

10. Survival of Obligations. All obligations of the Company and the Executive that by their nature involve performance, in any particular instance, after the termination of the Executive’s employment or the term of this Agreement, or that cannot be ascertained to have been fully performed until after the termination of Executive’s employment or the term of this Agreement, will survive the expiration or termination of the term of this Agreement.

11. Officer Resignation. Upon termination of the Executive’s employment with the Company for any reason, the Executive shall resign, as of the date of such termination, from any and all director and officer positions held by the Executive with the Company or any of its parent companies, subsidiaries or affiliates.

12. Miscellaneous. The following miscellaneous sections shall apply to this Agreement:

12.1 Modifications and Waivers. No provision of this Agreement may be modified, waived or discharged unless that modification, waiver or discharge is agreed to in writing by the Executive and the Company. No waiver by either party at any time of any breach by the other party of, or compliance with, any condition or provision of this Agreement to be performed by that other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the time, or at any prior or subsequent time.

5 of 6

12.2 Construction of Agreement. This Agreement supersedes any oral or written agreements between the Executive and the Company and any oral representations by the Company to the Executive with respect to the subject matter of this Agreement, but for the Restricted Stock Unit agreements dated May 29, 2015, December 15, 2017, and August 22, 2018, by and between the Company and the Executive, and also the indemnification agreement dated March 24, 2014, by and between the Company and the Executive.

12.3 Governing Law. The validity, interpretation, construction and performance of this Agreement will be governed by the laws of the State of Florida, notwithstanding any conflict of law provision to the contrary.

12.4 Severability. If any one or more of the provisions of this Agreement, including but not limited to Section 7 hereof, or any word, phrase, clause, sentence or other portion of a provision is deemed illegal or unenforceable for any reason, that provision or portion will be modified or deleted in such a manner as to make this Agreement as modified legal and enforceable to the fullest extent permitted under applicable law. The validity and enforceability of the remaining provisions or portions of this Agreement will remain in full force and effect.

12.5 Counterparts. This Agreement may be executed in two or more counterparts, each of which will take effect as an original and all of which will evidence one and the same agreement.

12.6 Successors and Assigns. This Agreement shall be binding upon, and shall inure to the benefit of the parties hereto and their respective heirs, beneficiaries, personal representatives, successors and assigns.

12.7 Entire Agreement. This Agreement contains the entire agreement of the parties. All prior arrangements or understandings, whether written or oral, are merged herein.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date and year first above written.

134 PROPERTY INSURANCE HOLDINGS, INC.		THE EXECUTIVE

By:	/s/ D. Kyle Cerminara	By:	/s/ John S. Hill
Name:	D. Kyle Cerminara	Name:	John S. Hill
Title:	Chairman	Date:	December 2, 2019
Date:	December 2, 2019

6 of 6

Exhibit 10.9

EMPLOYMENT AGREEMENT

This EMPLOYMENT AGREEMENT (this “Agreement”) is made and entered into as of December 2, 2019, by and between 1347 Property Insurance Holdings, Inc., a Delaware corporation (the “Company”), and Brian D. Bottjer, an individual (the “Executive”).

The Company desires to employ the Executive as an executive of the Company, and the parties desire to enter into this Agreement with respect to such employment.

NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, the parties hereto intending to become legally bound hereby agree as follows:

1. Employment. The Company hereby agrees to employ the Executive, and the Executive hereby agrees to be employed by the Company, upon the terms and conditions hereinafter set forth. This Agreement shall become effective as of, but subject to the consummation of, the closing of the transactions (the “Closing”) contemplated by the Equity Purchase Agreement, dated February 25, 2019, by and between the Company, Maison Managers, Inc., Maison Insurance Company, Claimcor, LLC and FedNat Holding Company. If the Closing does not occur, this Agreement shall not become effective.

2. Duties and Services.

2.1 Title and Duties. The Executive shall serve as the Senior Vice President and Controller of the Company and shall perform such duties as are customary for the Controller of a publicly traded company registered with the SEC and listed for trading on a national securities exchange and such other duties as may be assigned to him from time to time by the Chief Financial Officer or Board of Directors of the Company. The Executive shall report to the Chief Financial Officer and Board of Directors of the Company in carrying out the Executive’s duties.

2.2 Time. The Executive shall devote his full business time and attention to the business of the Company and to the promotion of the Company’s best interest, subject to vacations, holidays and normal illnesses pursuant to the Company’s policies in place from time to time. The Executive shall at all times comply with Company policies in place, including but not limited to the Company’s Code of Ethics as well as commonly accepted standards of conduct.

2.3 Travel. The Executive shall undertake such travel as may be necessary and desirable to promote the business and affairs of the Company, consistent with the Executive’s position and duties with the Company.

3. Term of Employment. The Executive’s employment will be “at-will,” meaning that either the Executive or the Company may terminate the Executive’s employment at any time and for any reason, with or without cause without legal recourse.

4. Compensation.

4.1 Base Salary. For the services to be rendered by the Executive pursuant to this Agreement, the Company shall pay the Executive a base salary equal to $200,000 per year (the “Base Salary”). The compensation paid hereunder to the Executive shall be paid in accordance with the normal payroll practices of the Company and shall be subject to the customary withholding taxes and other employment taxes as required with respect to compensation paid by the Company to an employee. The Base Salary will be subject to annual review and adjustment by the Compensation Committee of the Company’s Board of Directors based upon the Executive’s performance. The Executive Base Salary shall not be reduced.

4.2 Annual Bonus. Commencing with respect to the Company’s 2019 fiscal year, the Executive will be eligible to receive a bonus, payable in cash and/or through awards based on the equity in the Company, as determined by the Compensation Committee of the Company’s Board of Directors. Any bonus paid shall be at a minimum of 75% cash. The bonus will be subject to the achievement of performance metrics, goals, objectives and/or other criteria as determined by the Compensation Committee of the Company’s Board of Directors. Any stock options or stock awards will vest over a period determined by the Compensation Committee of the Company’s Board of Directors from the date of grant, and any stock options will be nonqualified options under the federal tax laws. Any equity award shall be evidenced by and subject to the terms and conditions of an Award Agreement entered into between the Company and the Executive, which Award Agreement shall be on the form of the Company’s applicable standard award agreement in effect at the time of any such equity award.

4.3 Severance. In the event that the employment of the Executive is terminated by the Company without Cause, then the Company shall pay the Executive an amount equal to twelve (12) months of the Executive’s Base Salary in effect at the time of the termination or the original Base Salary set forth herein, whichever is greater, provided that the same shall be payable by the Company over a twelve (12)-month period in accordance with the Company’s normal payroll practices and subject to applicable law. The severance shall commence as of the effective date of such termination. If the Executive is terminated for Cause or voluntarily resigns, the Executive shall not be entitled to any severance under this Agreement. For purposes of this Agreement, “Cause” shall exist if the Executive (i) acts dishonestly or engages in willful misconduct in performance of his executive duties, (ii) breaches the Executive’s fiduciary duties owed to the Company, (iii) intentionally fails to perform duties assigned to him, (iv) is convicted or enters a plea of guilty or nolo contendere with respect to any felony crime involving dishonesty or moral turpitude, and/or (v) breaches his obligations under this Agreement. The Executive agrees and acknowledges that the Executive is entitled to no severance from the Company or any of its subsidiaries in connection with the termination of the Executive’s employment with the Company other than as set forth in this Section.

4.4 Transaction Bonus. If the Company closes the sale transaction contemplated by the Equity Purchase Agreement, dated February 25, 2019, by and between the Company and FedNat Holding Company, including any amendments thereto, the Company will pay to the Executive within 21 days after the closing a cash bonus of no less than seventy-five percent (75%) of the Base Salary, provided that the Executive remains in the continuous employment of the Company from the date hereof through the date of such closing.

2 of 6

5. Expenses and Vacation.

5.1 Business Expenses. The Company shall reimburse the Executive for all reasonable and necessary travel and entertainment and other business expenses incurred by Executive in the performance of the Executive’s duties hereunder upon submission of vouchers and receipts evidencing such expenses in accordance with applicable Company policies as determined by the Company’s Board of Directors.

5.2 Vacation. The Executive shall be entitled to vacation of up to six (6) weeks per calendar year, pursuant to the applicable Company policy. All vacations shall be in addition to recognized national holidays. During all vacations, the Executive’s compensation and other benefits as stated herein shall continue to be paid in full. Such vacations shall be taken only at times convenient for the Company, as approved by the executive or body to which the Executive reports pursuant to this Agreement.

6. Company Benefit Programs. In addition to the compensation and the rights provided for elsewhere in this Agreement, the Executive shall be entitled to participate in each plan of the Company now or hereafter adopted and in effect from time to time for the benefit of executive employees of the Company, to the extent permitted by such plans and applicable law. Nothing in this Agreement shall limit the Company’s right to amend, modify and/or terminate any benefit plan, policies or programs at any time for any reason.

7. Restrictive Covenants and Need for Protection. The Executive acknowledges that, because of his senior executive position with the Company, he has or will develop knowledge of the affairs of the Company and its subsidiaries and their relationships with suppliers, dealers, distributors and customers such that he could do serious damage to the financial welfare of the Company and/or its subsidiaries should he compete or assist others in competing with the business of the Company and/or its subsidiaries. Consequently, and in consideration of the Executive’s employment with the Company, and for the benefits that the Executive is entitled to receive under this Agreement, and for other good and valuable consideration, the receipt of which he hereby acknowledges, the Executive hereby agrees as follows:

7.1 Confidential Information.

7.1.1 Non-disclosure. Except as the Company may permit or direct in writing, during the term of this Agreement and thereafter, the Executive agrees that the Executive will not disclose to any person or entity any confidential or proprietary information, knowledge or data of the Company or any of its subsidiaries that he may have obtained while in the employ of the Company, relating to any customers, customer lists, methods, distribution, sales, prices, profits, costs, contracts, inventories, suppliers, dealers, distributors, business prospects, business methods, manufacturing ideas, formulas, plans or techniques, research, trade secrets, or know-how of the Company or any of its subsidiaries. Nothing contained in this Agreement shall limit the Executive’s ability to respond to a lawful subpoena; to make a report to or cooperate with any government agency, including without limitation the ability to participate in an investigation, provide information, and recover any remuneration awarded for doing so; and to comply with any other legal obligations.

3 of 6

7.1.2 Return of Records. All records, documents, software, computers, computer disks, hard drives and any other form of information relating to the business of the Company or any of its subsidiaries that are or were acquired, prepared or created for or by the Executive or that may or did come into the Executive’s possession during the term of the Executive’s employment with the Company, including any and all copies thereof, shall immediately be returned to or, as the case may be, shall remain in the possession of the Company, as of the termination of the Executive’s employment with the Company.

7.2 Covenant Not to Compete. During the Executive’s employment and for a period of one year thereafter, the Executive agrees that he will not participate in or finance, directly or indirectly, for himself or on behalf of any third party, anywhere in the world, as principal, agent, employee, employer, consultant, advisor, investor or partner, or assist in the management of, or own any stock or any other ownership interest in, any business that is competitive with the business of the Company and/or any of its subsidiaries. For purposes of this Section, a business shall be deemed to be “competitive with the business of the Company and/or any of its subsidiaries” if the business has been conducted or proposed to be conducted at any time during the twelve-month period prior to the time in question by the Company, any company in which the Company directly or indirectly maintains an equity investment, and/or any subsidiaries of any of the foregoing. Notwithstanding the foregoing, the ownership of not more than one percent (1%) of the outstanding securities of any company listed on any national securities exchange shall not constitute a violation of this Section, provided that the Executive’s involvement with any such company is solely that of a passive security holder and the Executive discloses such ownership in advance to the Company’s Board of Directors.

7.3 Covenant Not to Solicit. The Executive agrees that he will not, during the Executive’s employment and for a period of one (1) year thereafter:

(a) directly or indirectly, request or advise any of the customers, distributors or dealers of the Company or any of its subsidiaries to terminate or curtail their business with the Company or any of its subsidiaries, or to patronize another business that is competitive with the Company or any of its subsidiaries; or

(b) directly or indirectly, on behalf of himself or any other person or entity, request, advise or solicit any employee of the Company or any of its subsidiaries to leave such employment for any reason.

7.4 Judicial Modification. In the event that any court of law or equity shall consider or hold any aspect of this Section 7 to be unreasonable or otherwise unenforceable, the parties hereto agree that the aspect of this Section so found may be reduced or modified by appropriate order of the court and shall thereafter continue, as so modified, in full force and effect.

7.5 Injunctive Relief. The parties hereto acknowledge that the remedies at law for breach of this Section 7 will be inadequate, and that the Company shall be entitled to injunctive relief for any violation or threatened violation thereof; provided, however, that nothing herein contained shall be construed as prohibiting the Company from pursuing any other remedies available for such breach or threatened breach, including the recovery of damages from the Executive.

4 of 6

8. Inventions and Discoveries. The Executive hereby sells, transfers and assigns to the Company or to any person or entity designated by the Company, all of the Executive’s right, title and interest in and to all inventions, ideas, know how, disclosures and improvements, whether patented or unpatented, and copyrightable material made or conceived by the Executive, solely or jointly, during the term hereof that relate to the products or services of the Company or any of its subsidiaries or which otherwise relate or pertain to the business, functions or operations of the Company or any of its subsidiaries. The Executive agrees to communicate promptly and to disclose to the Company in such form as the Executive may be reasonably requested to do so, all information, details and data pertaining to such inventions, ideas, know how, disclosures and improvements and to execute and deliver to the Company such formal transfers and assignments and such other papers and documents as may be required of the Executive to permit the Company or any person or entity designated by the Company to file and prosecute the applicable patent applications, and, as to copyrightable material, to obtain copyrights thereof.

9. Tax Withholding. All payments made and benefits provided by the Company under this Agreement shall be reduced by any tax or other amounts required to be withheld by the Company under applicable law.

10. Survival of Obligations. All obligations of the Company and the Executive that by their nature involve performance, in any particular instance, after the termination of the Executive’s employment or the term of this Agreement, or that cannot be ascertained to have been fully performed until after the termination of Executive’s employment or the term of this Agreement, will survive the expiration or termination of the term of this Agreement.

11. Officer Resignation. Upon termination of the Executive’s employment with the Company for any reason, the Executive shall resign, as of the date of such termination, from any and all director and officer positions held by the Executive with the Company or any of its parent companies, subsidiaries or affiliates.

12. Miscellaneous. The following miscellaneous sections shall apply to this Agreement:

12.1 Modifications and Waivers. No provision of this Agreement may be modified, waived or discharged unless that modification, waiver or discharge is agreed to in writing by the Executive and the Company. No waiver by either party at any time of any breach by the other party of, or compliance with, any condition or provision of this Agreement to be performed by that other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the time, or at any prior or subsequent time.

12.2 Construction of Agreement. This Agreement supersedes any oral or written agreements between the Executive and the Company and any oral representations by the Company to the Executive with respect to the subject matter of this Agreement, but for the Restricted Stock Unit agreements previously entered into by and between the Company and the Executive.

5 of 6

12.3 Governing Law. The validity, interpretation, construction and performance of this Agreement will be governed by the laws of the State of Florida, notwithstanding any conflict of law provision to the contrary.

12.4 Severability. If any one or more of the provisions of this Agreement, including but not limited to Section 7 hereof, or any word, phrase, clause, sentence or other portion of a provision is deemed illegal or unenforceable for any reason, that provision or portion will be modified or deleted in such a manner as to make this Agreement as modified legal and enforceable to the fullest extent permitted under applicable law. The validity and enforceability of the remaining provisions or portions of this Agreement will remain in full force and effect.

12.5 Counterparts. This Agreement may be executed in two or more counterparts, each of which will take effect as an original and all of which will evidence one and the same agreement.

12.6 Successors and Assigns. This Agreement shall be binding upon, and shall inure to the benefit of the parties hereto and their respective heirs, beneficiaries, personal representatives, successors and assigns.

12.7 Entire Agreement. This Agreement contains the entire agreement of the parties. All prior arrangements or understandings, whether written or oral, are merged herein.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date and year first above written.

134 PROPERTY INSURANCE HOLDINGS, INC.		THE EXECUTIVE

By:	/s/ D. Kyle Cerminara	By:	/s/ Brian D. Bottjer
Name:	D. Kyle Cerminara	Name:	Brian D. Bottjer
Title:	Chairman	Date:	December 2, 2019
Date:	December 2, 2019

6 of 6

Exhibit 99.1

1347 Property Insurance Holdings Completes Sale of Insurance Operations to FedNat

Becomes Largest Shareholder of FedNat Post Highly Synergistic Transaction

New Growth Strategy Targeting Asymmetric Risk/Reward Opportunities

Strategic Plan Focused on Reinsurance and Investment Management

Tampa, FL – December 2, 2019 – 1347 Property Insurance Holdings, Inc. (Nasdaq: PIH) (the “Company” or “1347 PIH”), today announced the closing of the previously-announced sale of 1347 PIH’s homeowners’ insurance operations (the “Asset Sale”), consisting of Maison Insurance Company, Maison Managers, Inc., and ClaimCor, LLC (collectively, “Maison”), to FedNat Holding Company (Nasdaq: FNHC) (“FedNat”). The total consideration was paid in a combination of cash and stock valued at $51.0 million, consisting of $25.5 million of cash and 1,773,102 shares of FedNat stock. In addition, $18.0 million of outstanding surplus note obligations were repaid to 1347 PIH. The estimated book value per share of 1347 PIH following the closing of the transaction is approximately $6.67 per share based on $40.4 million of estimated common equity post-closing and approximately 6.1 million shares outstanding.

1347 PIH will now operate as a diversified holding company of reinsurance and investment management businesses focused on building a permanent and growing base of asymmetric risk/reward opportunities for its shareholders. The Board of Directors continues to evaluate the alternatives for the use of proceeds received from the sale of Maison, which are expected to include using a portion of the cash consideration to conduct the business of its reinsurance subsidiary, PIH Re Ltd., and funding the new growth strategy focused on reinsurance, investment management and new investment opportunities. As part of this transformation, 1347 PIH is considering changing its name to be more consistent with its go-forward strategy, naming a new President or executive officer in addition to its current Chief Financial Officer and Controller and evaluating opportunities to maximize value for its current shareholders including share buybacks. The Board of Directors of 1347 PIH is currently working with a strategic consulting firm and expects to finalize the go-forward strategic plan in the next few weeks. 1347 PIH expects to hold a conference call for shareholders to discuss its new strategic plan shortly after it is finalized.

Mr. Kyle Cerminara, Chairman of 1347 PIH, stated, “The closing of this transaction represents a transformational change in 1347 PIH to a growth strategy focused on reinsurance and investment management. The Board of Directors has been highly focused on building out this strategy and we will be providing a detailed outline for shareholders in the coming weeks. We look forward to our ownership of FedNat and believe Maison is in great hands with FedNat CEO Michael Braun and his management team.”

1347 Property Insurance Holdings, Inc. December 2, 2019	Page 2

Terms of the Transaction / Financial Details

●	The $51.0 million purchase price was comprised of a 50/50 mix of cash and stock, including 1,773,102 shares of FedNat common stock, which represents approximately 12% of pro forma shares outstanding. The number of shares issued to 1347 PIH was based on the volume-weighted average closing price of FedNat common stock for the 20 trading days prior to closing. The resale of the shares issued will be enabled through a subsequent registration statement and will be subject to a five-year Standstill Agreement.
●	Post close, 1347 PIH’s cash is approximately $31.1 million and investments are $29.5 million, which includes the previously mentioned FedNat common stock and private limited partnerships.
●	The preferred shareholder equity is $17.5 million and the common shareholder equity is approximately $40.4 million.
●	The estimated book value per share of 1347 PIH following the closing of the transaction is approximately $6.67 per share based on $40.4 million of common shareholder equity post-closing and approximately 6.1 million shares outstanding.
●	In addition to the purchase price, 1347 PIH received five-year rights of first refusal to provide reinsurance on up to 7.5% of any layer in FedNat’s catastrophe reinsurance program.
●	1347 PIH entered into a five-year agreement to provide investment advisory services to FedNat.
●	1347 PIH agreed to a non-compete for five years with respect to Alabama, Florida, Georgia, Louisiana, South Carolina and Texas. The non-compete will not prohibit 1347 PIH from entering into reinsurance contracts in the states subject to non-competition.
●	1347 PIH retained CFO John Hill and Controller Brian Bottjer following the closing of the transaction.
●	Additional details on the transaction can be found in 1347 PIH’s current report on Form 8-K, to be filed by the Company with the U.S. Securities and Exchange Commission at www.sec.gov.

Sandler O’Neill + Partners, L.P. served as exclusive financial advisor to 1347 PIH while Thompson Hine LLP served as legal counsel.

About 1347 Property Insurance Holdings, Inc.

1347 Property Insurance Holdings, Inc. is a diversified insurance, reinsurance and investment management holding company incorporated in Delaware. 1347 PIH makes opportunistic and value-oriented investments in insurance, reinsurance and related businesses. The Company’s principal business operations are conducted through its subsidiaries and affiliates. 1347 PIH also provides investment management services to affiliated and unaffiliated companies.

Additional Information

Additional information about 1347 Property Insurance Holding, Inc., including its Annual Report on Form 10-K for the fiscal year ended December 31, 2018, can be found at the U.S. Securities and Exchange Commission’s website at www.sec.gov, or at PIH’s corporate website: www.1347pih.com.

1347 Property Insurance Holdings, Inc. December 2, 2019	Page 3

Forward-Looking Statements

Certain statements made in this press release are not based on historical facts, but are forward-looking statements. These statements can be identified by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “can,” “could,” “estimate,” “expect,” “evaluate,” “forecast,” “guidance,” “intend,” “likely,” “may,” “might,” “outlook,” “plan,” “potential,” “predict,” “probable,” “project,” “seek,” “should,” “view,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These statements reflect the Company’s reasonable judgment with respect to future events and are subject to risks and uncertainties that could cause actual results or outcomes to differ materially from those in the forward-looking statements. Such risks and uncertainties include volatility or decline of Purchaser’s common stock received by the Company as consideration in the Asset Sale, limitations on the Company’s ability to sell or otherwise dispose of Purchaser’s common stock, risks of being a minority stockholder of Purchaser, disruptions in the Company’s operations from the Asset Sale that prevent the Company from realizing intended benefits of the Asset Sale, risks associated with the Company’s inability to identify and realize business opportunities, and undertaking of any such new opportunities, following the Asset Sale, risks associated with the Company’s reduced revenue, limited assets with which to generate revenue, and potentially limited business prospects following the Asset Sale, risks associated with the lack of an operating history or established reputation in the reinsurance industry, which may make it difficult for the Company to attract or retain business, risks associated with the Company’s investment and investment management strategy, risks of becoming an investment company, risks of the Company’s inability to satisfy the continued listing standards of the Nasdaq Stock Market following completion of the Asset Sale, as well as the other risks and uncertainties identified in filings by the Company with the Commission, including its proxy statement filed in connection with the special meeting of stockholders for the Asset Sale and periodic reports on Form 10-K and Form 10-Q. Forward-looking statements in this press release include, without limitation, certain assumptions described in the pro forma financial statements.

Any forward-looking statement speaks only as of the date of this press release and the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new developments or otherwise.

Contact:

The Equity Group Inc.

Jeremy Hellman

Vice President

(212) 836-9626 / jhellman@equityny.com

1347 Property Insurance Holdings, Inc.

Kyle Cerminara

Chairman of the Board of Directors

(704) 323-6851 / kyle@fundamentalglobal.com

Exhibit 99.2

UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following unaudited pro forma consolidated financial information is based upon the historical financial statements of 1347 Property Insurance Holdings, Inc. (the “Company”), including certain pro forma adjustments, and has been prepared to illustrate the pro forma effect of the Asset Sale in exchange for $25.5 million in cash and $25.5 million in shares of common stock of FedNat Holding Company (“Purchaser”) issued to the Company. Certain capitalized terms used herein are defined in Note 1 to these pro forma financial statements.

The unaudited pro forma condensed consolidated balance sheet as of September 30, 2019 is presented as if the Asset Sale had occurred on September 30, 2019. The unaudited pro forma consolidated statements of income and comprehensive income for the three and nine months ended September 30, 2019 and the year ended December 31, 2018 are presented as if the Asset Sale had occurred as of January 1, 2018.

The historical financial information on which the pro forma financial statements are based is included in the Company’s Quarterly Report on Form 10-Q for the three and nine months ended September 30, 2019 filed with the Securities and Exchange Commission (the “SEC”) on November 14, 2019 as well as the Company’s Annual Report for the year ended December 31, 2018 filed with the SEC on March 20, 2019. The pro forma consolidated financial statements and the notes thereto should be read in conjunction with these historical consolidated financial statements.

The unaudited pro forma consolidated financial information is presented for informational purposes only and has been prepared based upon available information, management estimates and certain assumptions that the Company’s management believes are reasonable as of the date of this report; actual amounts may differ from these estimated amounts. The unaudited pro forma consolidated financial information is not necessarily indicative of the financial position or results of operations that might have occurred had the Asset Sale occurred as of the dates stated above or for any period following the Asset Sale. The pro forma adjustments are described in the notes and the unaudited pro forma consolidated financial information should be read in conjunction with their related notes.

1347 PROPERTY INSURANCE HOLDINGS, INC.

Unaudited Pro Forma Consolidated Balance Sheet

(in thousands, except share and per share data)

	As of September 30, 2019
	Historical	Asset Sale Adjustments		Pro Forma
ASSETS
Limited liability investments	$3,994	–		3,994
Equity securities, at fair value	–	25,500	a	25,500
Cash and cash equivalents	1,803	29,552	b	31,355
Current income taxes recoverable	–	429	c	429
Deferred tax asset, net	376	(135)	c	241
Surplus notes receivable from affiliate	18,961	(18,961)	d	–
Other assets	254	–		254
Assets of discontinued operations held for sale	138,700	(138,700)	e	–
Total assets	$164,088	$(102,315)		$61,773

LIABILITIES
Accounts payable	$510	$–		$510
Current income taxes payable	1,935	(1,935)	c	–
Due to affiliates	3,108	(3,108)	f	–
Other accrued expenses	43	–		43
Liabilities of discontinued operations held for sale	102,809	(102,809)	e	–
Total liabilities	$108,405	$(107,852)		$553

SHAREHOLDERS’ EQUITY
Series A Preferred Shares, $25.00 par value, 1,000,000 shares authorized, 700,000 shares issued and outstanding	$17,500	$–		$17,500
Common stock, $0.001 par value; 10,000,000 shares authorized; 6,171,175 shares issued and 6,019,816 shares outstanding	6	–		6
Additional paid-in capital	46,502	199	g	46,701
Retained earnings	(8,266)	6,288	h	(1,978)
Accumulated other comprehensive income, net of tax	950	(950)	i	–
	56,692	5,537		62,229
Less: treasury stock at cost; 151,359 shares	(1,009)	–		(1,009)
Total shareholders’ equity	55,683	5,537		61,220
Total liabilities and shareholders’ equity	$164,088	$(102,315)		$61,773

See accompanying notes which are an integral part of these unaudited pro forma financial statements

1347 PROPERTY INSURANCE HOLDINGS, INC.

Unaudited Pro Forma Consolidated Statements of Income and Comprehensive Income

For the Three Months Ended September 30, 2019

(in thousands, except share and per share data)

	Historical	Asset Sale Adjustments		Pro Forma
Revenue:
Net investment income	$523	$(452)	j	$71
Total revenue	523	(452)	k	71

Expenses:
General and administrative expenses	595	(45)	l	550
Total expenses	595	(45)		550

Loss from continuing operations before income tax expense	(72)	(407)		(479)
Income tax benefit	(12)	(82)	m	(94)
Net loss from continuing operations	(60)	(325)		(385)
Net loss from discontinued operations, net of income taxes	(3,475)	3,475	n	–
Net loss	$(3,535)	$3,150		$(385)

Dividends declared on Series A Preferred Shares	350	–		350
Loss attributable to common shareholders	$(3,885)	$3,150		$(735)

Basic and diluted income (loss) per common share:
Continuing operations	$(0.07)	$(0.05)		$(0.12)
Discontinued operations	(0.58)	0.58		–
Income (Loss) per share attributable to common shareholders	$(0.65)	$0.53		$(0.12)

Weighted average common shares outstanding:
Basic and diluted	6,015,753	–		6,015,753

Consolidated Statements of Comprehensive Income (Loss)

Net loss	$(3,535)	$3,150		$(385)
Unrealized losses on investments available for sale, net of income taxes	(92)	(281)	o	(373)
Comprehensive loss	$(3,627)	$2,869		$(758)

See accompanying notes which are an integral part of these unaudited pro forma financial statements

1347 PROPERTY INSURANCE HOLDINGS, INC.

Unaudited Pro Forma Consolidated Statements of Income and Comprehensive Income

For the Nine Months Ended September 30, 2019

(in thousands, except share and per share data)

	Historical	Asset Sale Adjustments		Pro Forma
Revenue:
Net investment income	$1,257	$(809)	j	$448
Total revenue	1,257	(809)	k	448

Expenses:
General and administrative expenses	2,236	(701)	l	1,535
Total expenses	2,236	(701)		1,535

Loss from continuing operations before income tax expense	(979)	(108)		(1,087)
Income tax benefit	(162)	(13)	m	(175)
Net loss from continuing operations	(817)	(95)		(912)
Net loss from discontinued operations, net of income taxes	(7,152)	7,152	n	–
Net loss	$(7,969)	$7,057		$(912)

Dividends declared on Series A Preferred Shares	1,050	–		1,050
Loss attributable to common shareholders	$(9,019)	$7,057		$(1,962)

Basic and diluted loss per common share:
Continuing operations	$(0.31)	$(0.02)		$(0.33)
Discontinued operations	(1.19)	1.19		–
Loss per share attributable to common shareholders	$(1.50)	$1.17		$(0.33)

Weighted average common shares outstanding:
Basic and diluted	6,013,771	–		6,013,771

Consolidated Statements of Comprehensive Income (Loss)

Net loss	$(7,969)	$7,057		$(912)
Unrealized gains (losses) on investments available for sale, net of income taxes	1,783	(9,688)	o	(7,905)
Comprehensive income (loss)	$(6,186)	$(2,631)		$(8,817)

See accompanying notes which are an integral part of these unaudited pro forma financial statements

1347 PROPERTY INSURANCE HOLDINGS, INC.

Unaudited Pro Forma Consolidated Statements of Income and Comprehensive Income

For the Year Ended December 31, 2018

(in thousands, except share and per share data)

	Historical	Asset Sale Adjustments		Pro Forma
Revenue:
Net premiums earned	$54,357	$(54,357)	p	$–
Net investment income	1,617	(1,577)	j	40
Gain on Asset Sale	–	6,400	q	6,400
Other income	2,246	(2,246)	p	–
Total revenue	58,220	(51,780)	k	6,440

Expenses:
Net losses and loss adjustment expenses	27,413	(27,413)	p	–
Amortization of deferred policy acquisition costs	15,313	(15,313)	p	–
General and administrative expenses	13,563	(10,960)	r	2,603
Accretion of discount on Series B Preferred Shares	33	–		33
Loss on repurchase of Series B Preferred Shares and Performance Shares	1,612	–		1,612
Total expenses	57,934	(53,686)		4,248

Income before income tax expense (benefit)	286	1,906		2,192
Income tax expense (benefit)	(518)	992	s	474
Net income	$804	914		1,718

Dividends declared on Series A Preferred Shares	1,108	–		1,108
Income (Loss) attributable to common shareholders	$(304)	914		610

Net income (loss) per common share:
Basic and diluted	$(0.05)	$0.15		$0.10
Weighted average common shares outstanding:
Basic and diluted	5,989,742	–		5,989,742

Consolidated Statements of Comprehensive Income

Net income	$804	$914		$1,718
Unrealized gains (losses) on investments available for sale, net of income taxes	(527)	7,702	o	7,175
Comprehensive income	$277	$8,616		$8,893

See accompanying notes which are an integral part of these unaudited pro forma financial statements

1347 PROPERTY INSURANCE HOLDINGS, INC.

Notes to Unaudited Pro Forma Consolidated Financial Statements

1. Asset Sale Transaction

On December 2, 2019, the Company, together with three of its subsidiaries, Maison Insurance Company (“Maison”), Maison Managers, Inc. (“MMI”), and ClaimCor, LLC (“ClaimCor” and, together with Maison and MMI, the “Insurance Companies”), sold all of the issued and outstanding equity of the Insurance Companies to FedNat Holding Company (“Purchaser”), a Florida corporation, subject to the terms and on the conditions set forth in the Equity Purchase Agreement (the “Purchase Agreement”), dated February 25, 2019, by and among the Company and the Insurance Companies, on the one hand, and Purchaser, on the other hand (the “Asset Sale”). As consideration for the sale of the Insurance Companies, Purchaser paid to the Company $51.0 million, consisting of $25.5 million in cash and $25.5 million in Purchaser common stock issued to the Company. In addition, $18.0 million of outstanding surplus note obligations payable by Maison to the Company, plus all accrued but unpaid interest (other than default rates of interest, penalties, late fees and other related charges), were repaid to the Company.

At the closing of the Asset Sale, the Company and Purchaser entered into certain agreements, including (i) a Registration Rights Agreement, (ii) a Standstill Agreement, (iii) a Reinsurance Capacity Right of First Refusal Agreement (the “Reinsurance Agreement”), (iv) an Investment Advisory Agreement and (v) a Transition Services Agreement.

Registration Rights Agreement

Under the Registration Rights Agreement, Purchaser has granted the Company certain customary registration rights with respect to the shares of Purchaser common stock received by the Company as partial consideration for the Asset Sale. The agreement requires Purchaser to file a registration statement with the Securities and Exchange Commission (the “Commission”) as soon as reasonably practicable following the closing of the Asset Sale, but in any event no later than 15 business days thereafter, and to use its best efforts to cause such registration statement to be declared effective by the Commission. The Registration Rights Agreement also grants the Company certain piggyback registration rights. The Company and Purchaser have also agreed to indemnify the other party for certain losses arising from the registration of the securities.

Standstill Agreement

The Standstill Agreement imposes certain limitations and restrictions with respect to the voting securities of Purchaser (including shares of Purchaser common stock) that are owned or held beneficially or of record by the Company. Under the Standstill Agreement, the Company has agreed to vote all of the voting securities of Purchaser beneficially owned by the Company in accordance with the recommendation of the board of directors of Purchaser with respect to any matter that is before the stockholders of Purchaser for a vote by such stockholders. The Standstill Agreement imposes limitations on the sale of voting securities of Purchaser held by the Company and restricts the Company from taking certain actions as a holder of voting securities of Purchaser. The term of the Standstill Agreement is five years.

For insurance regulatory purposes, the Company also plans to waive any rights that it may have to exercise control of Purchaser.

Reinsurance Capacity Right of First Refusal Agreement

The Reinsurance Agreement provides the Company with a right of first refusal to sell reinsurance coverage to the insurance company subsidiaries of Purchaser, providing reinsurance on up to 7.5% of any layer in Purchaser’s catastrophe reinsurance program, subject to the annual reinsurance limit of $15.0 million, on the terms and subject to the conditions set forth in the Reinsurance Agreement. All reinsurance sold by the Company pursuant to the right of first refusal, if any, will be memorialized in an agreement in such form and subject to such terms and conditions as are customary in the property and casualty insurance industry. The Reinsurance Agreement is assignable by the Company subject to conditions set forth in the agreement. The term of the Reinsurance Agreement is five years.

Investment Advisory Agreement

Pursuant to the Investment Advisory Agreement, Fundamental Global Advisors LLC, a wholly-owned subsidiary of the Company (“Advisor”), will provide investment advisory services to Purchaser, including identifying, analyzing and recommending potential investments, advising as to existing investments and investment optimization, recommending investment dispositions, and providing advice regarding macro-economic conditions. In exchange for providing the investment advisory services, Purchaser will pay Advisor an annual fee of $100,000. FGI Funds Management, LLC will serve as the manager to the Advisor. Both Advisor and FGI Funds Management, LLC are affiliates of Fundamental Global Investors, LLC, the Company’s largest stockholder. The term of the Investment Advisory Agreement is five years.

Transition Services Agreement

To facilitate the transition following the Asset Sale, on December 2, 2019, the Company and Purchaser entered into a Transition Services Agreement, pursuant to which the Company will provide certain transition accounting services to Purchaser and the Insurance Companies, as requested, and Purchaser will arrange for certain prior employees of the Company who became employees of the Purchaser in connection with the Asset Sale to provide transition accounting services to the Company, as requested, on the terms and conditions set forth in the Transition Services Agreement.

Business Going Forward

Following the closing of the Asset Sale, the Company intends to operate as a diversified holding company of reinsurance and investment management businesses. The Company’s Board of Directors (the “Board”) will continue to evaluate the alternatives for the use of proceeds received from the Asset Sale, which are expected to include using a portion of the cash consideration to conduct the business of its reinsurance subsidiary, PIH Re Ltd., and funding its new growth strategy focused on reinsurance, investment management and new investment opportunities.

Compensatory Arrangements

On December 2, 2019, in connection with the closing of the Asset Sale and pursuant to employment agreements entered into with Purchaser and the resignation agreements described below, Douglas N. Raucy, the Company’s President and Chief Executive Officer, and Dean E. Stroud, the Company’s Vice President and Chief Underwriting Officer, resigned from all positions that they held with the Company and its subsidiaries (other than the Insurance Companies) as of the closing of the Asset Sale, including Mr. Raucy’s position as a director of the Company.

Upon the closing of the Asset Sale, 32,000 and 2,400 unvested restricted stock units held by Messrs. Raucy and Stroud, respectively, vested in full, with each restricted stock unit representing one share of the Company’s common stock. The Compensation and Management Resources Committee (the “Compensation Committee”) of the Board had previously approved the accelerated vesting of the restricted stock units.

Pursuant to Messrs. Raucy’s and Stroud’s resignation agreements, the Company agreed to pay transaction bonuses in the amounts of $162,500 and $105,000 to Mr. Raucy and Mr. Stroud, respectively, promptly following the closing of the Asset Sale.

Executive Officer Appointments and Employment Agreements

On December 2, 2019, the Company entered into employment agreements with John S. Hill, then serving as Vice President, Chief Financial Officer and Secretary of the Company, and Brian D. Bottjer, then serving as Controller of the Company (each, the “Employment Agreement” and collectively, the “Employment Agreements”). On December 2, 2019, the Board promoted Mr. Hill to Executive Vice President, Chief Financial Officer and Secretary of the Company, and Mr. Bottjer to Senior Vice President and Controller of the Company, effective immediately.

The Employment Agreements provide for an annual base salary of $250,000 to Mr. Hill and $200,000 to Mr. Bottjer. Commencing with respect to the Company’s 2019 fiscal year, each of Messrs. Hill and Bottjer will be eligible to receive an annual bonus, payable in cash and/or through awards based on the equity in the Company, and subject to the achievement of the performance criteria, as determined by the Compensation Committee. The Company has also agreed to pay Messrs. Hill and Bottjer, within 21 days after the closing of the Asset Sale, a transaction cash bonus of no less than 75 percent of the base salary, and the Compensation Committee approved such transaction cash bonuses in the amounts of $187,500 and $150,000 to Mr. Hill and Mr. Bottjer, respectively, following the closing of the Asset Sale. Messrs. Hill and Bottjer will be eligible to participate in the Company’s benefit programs available generally to executive employees of the Company.

Closing Requirements

Purchaser’s obligation to close the Asset Sale was subject to Maison, MMI and ClaimCor having a consolidated net book value of at least $42 million at the closing, Maison having at the closing statutory surplus of at least $47 million (without considering the effect of the repayment of the surplus notes) and total capital and surplus assets equal to or greater than 300% of its total risk-based capital, and there being no change to Maison’s “A” rating with Demotech, Inc. as of the closing, other than changes resulting from the execution of the Purchase Agreement or the circumstances of Purchaser.

2. Unaudited Pro Forma Adjustments

The following notes describe the basis for and/or assumptions regarding the pro forma adjustments included in the Company’s unaudited pro forma financial statements.

a)	Reflects the stock consideration of $25.5 million in Purchaser common stock issued to the Company had the Asset Sale been consummated on September 30, 2019.

b)	Reflects the following adjustments to cash and cash equivalents had the Asset Sale been consummated on September 30, 2019:

(in thousands)
Cash consideration from Purchaser	$25,500
Cash from Purchaser to repay outstanding surplus note obligations; plus accrued interest through September 30, 2019	18,961
Capital contribution from the Company to Maison to meet consolidated net book value closing requirement	(6,109)
Transaction bonuses plus associated taxes payable to current and former executive officers of the Company	(644)
Company acquisition of the Funds from Maison*	(3,218)
Payment of intercompany obligations due from the Company to the Insurance Companies at September 30, 2019	(3,592)
Less: estimated transaction expenses directly associated with the Asset Sale**	(1,346)
$29,552

* Prior to the closing of the Asset Sale, Maison was a limited partner in two limited partnerships and also had a limited interest in a limited liability company (collectively, the “Funds”). Pursuant to the terms of the Purchase Agreement, Maison assigned all of its interests in the Funds to the Company in exchange for the statutory carrying value of the Funds, paid in cash, at the closing of the Asset Sale. As of September 30, 2019, the remaining balance due from the Company under this assignment agreement was $3.2 million.

**Total transaction expenses directly associated with the Asset Sale are expected to be $2.6 million, however $1.3 million of transaction expenses were incurred in the Company’s reported results through and including September 30, 2019, thus the pro-forma adjustment of $1.3 million includes only those estimated transaction expenses which were not yet incurred by the Company as of September 30, 2019.

c)	Reflects the adjustment to current income taxes as well as deferred tax assets associated with Maison, MMI and ClaimCor, and also an adjustment for an estimated $1.5 million in state and federal income tax due had the Asset Sale been consummated on September 30, 2019. The Company has made estimated tax payments of $1.1 million for the year ended December 31, 2018, resulting in a net estimated income tax recoverable of $0.4 million as of September 30, 2019, had the Asset Sale been consummated on that date.

d)	Reflects the payment of cash from Purchaser to repay outstanding surplus note obligations; plus accrued interest through September 30, 2019.

e)	Reflects the removal of assets and liabilities of the Insurance Companies, had the Asset Sale been consummated on September 30, 2019.

f)	Reflects the payment of $3.2 million to Maison for the assignment of the Funds to the Company less approximately $0.1 million due from the Insurance Companies for shared general and administrative expenses.

g)	Reflects the required adjustment for the accelerated vesting of 32,000 and 2,400 restricted stock units held by Douglas N. Raucy, the Company’s President and Chief Executive Officer, and Dean E. Stroud, the Company’s Vice President and Chief Underwriting Officer, respectively, had the Asset Sale been consummated on September 30, 2019.

h)	Reflects the adjustment required to reach the equity in the post-closing Company had the transaction been consummated on September 30, 2019, including estimated transaction costs of $2.6 million as well as a $6.4 million pretax gain on sale.

i)	Reflects the removal of unrealized losses, net of the effect of income taxes, on Maison’s available for sale investment portfolio, had the Asset Sale been consummated on September 30, 2019.

j)	The adjustments to net investment income reflect the removal of operations of Maison, MMI and ClaimCor had the Asset Sale been consummated on January 1, 2018 as well as the addition of $0.02 million for the three month period ended September 30, 2019, $0.08 million for the nine month period ended September 30, 2019, and $0.1 million for the year ended December 31, 2018 for investment advisory fees pursuant to the terms of the investment advisory services agreement between the Purchaser and the Advisor, which was entered into at the closing of the Asset Sale.

k)	Total revenue does not contain any adjustment for potential revenue from the Reinsurance Agreement and Transition Services Agreement which the Company and Purchaser entered into at the closing of the Asset Sale nor does it include any adjustment for potential revenue associated with the Company’s planned reinsurance and investment management business following the Asset Sale.

l)	The pro forma income statement for the three and nine months ended September 30, 2019 reflects the removal of $0.2 million and $1.1 million in transaction costs, respectively, which are directly associated with the Asset Sale which would have been incurred by the Company during the year ended December 31, 2018, had the Asset Sale been consummated on January 1, 2018. The ongoing costs in the pro forma income statements for the three and nine months ended September 30, 2019 reflect the estimated expenses to remain a public company as well as other administrative expenses.

m)	Reflects the adjustment to tax expense associated with the adjustments made in items j and l above.

n)	Reflects the removal of net operating losses associated with the Insurance Companies had the Asset Sale been consummated on January 1, 2018.

o)	Reflects the removal of unrealized gains or losses, net of the effect of income taxes, on Maison’s available for sale investment portfolio, had the Asset Sale been consummated on January 1, 2018, plus the addition of unrealized gains or losses, net of the effect of income taxes, on stock consideration of $25.5 million in Purchaser common stock had the Purchaser common stock been issued to the Company on January 1, 2018. Also assumes all shares of the Purchaser common stock were retained by the Company through the ending date of the pro forma statement of comprehensive income.

p)	Reflects the removal of operations of Maison, MMI and ClaimCor had the Asset Sale been consummated on January 1, 2018.

q)	Reflects the gain estimated to be recorded, before the effect of income taxes, on the sale of Maison, MMI and ClaimCor, had the Asset Sale been consummated on January 1, 2018, net of an estimated $2.6 million in transaction expenses directly associated with the Asset Sale.

r)	Reflects the removal of the general and administrative expenses associated with the operations of Maison, MMI and ClaimCor had the Asset Sale been consummated on January 1, 2018. The ongoing costs in the pro forma income statements for the year ended December 31, 2018 reflect the estimated expenses to remain a public company as well as other administrative expenses.

s)	Reflects the tax expense associated with the removal of operations had the Asset Sale been consummated on January 1, 2018 as well as the tax expense associated with the $6.4 million gain estimated to be recorded on the sale of Maison, MMI and ClaimCor had the Asset Sale been consummated on January 1, 2018. Also includes the tax expense associated with the addition of $0.1 million in investment advisory fees pursuant to the terms of the investment advisory services agreement between Purchaser and the Advisor, which was entered into at the closing of the Asset Sale, and the ongoing costs to remain a public company along with other administrative expenses.